UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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CELANESE CORPORATION
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Celanese The chemistry inside innovation™

2018 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Table of Contents

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / i

A letter from Mark C. Rohr, our Chairman and CEO

March 9, 2018

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2018 Annual Meeting of Stockholders of Celanese Corporation to be held at 7:00 a.m. (Central Daylight Saving Time) on Thursday, April 19, 2018. This year’s Annual Meeting will be held at The St. Regis Houston, 1919 Briar Oaks Lane, Houston, Texas 77027.
The following Notice of Annual Meeting of Stockholders and Proxy Statement includes information about the matters to be acted upon by stockholders. Celanese also has made available with this Proxy Statement a copy of our 2017 Annual Report. We encourage you to read our Annual Report, which includes our audited financial statements and additional information about the business. Celanese has made the proxy materials available via the internet. The Company believes that providing internet access to our proxy materials increases the ability of our stockholders to review important Company information, while reducing the environmental impact of our Annual Meeting.
At Celanese, we are committed to effective corporate governance.  To that end, both management and our board of directors regularly evaluate matters relating to our corporate governance profile.  Based on our ongoing assessment of governance best practices and discussions with our stockholders, in February 2016, we made two major changes – our board of directors proactively adopted amendments to the Company’s by-laws to enable eligible stockholders to include qualifying director nominees in the Company’s proxy materials for its annual meeting of stockholders, subject to the terms and conditions specified in the by-laws.  In addition, our board of directors recommended, and stockholders approved, a proposal to transition to an annually elected board of directors.  We will continue to monitor, and assess the value of, corporate governance developments to the Company and to you.
We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting through the other acceptable methods described in the Proxy Statement. You may submit your proxy via the internet, by phone, or by signing, dating, and returning the enclosed proxy card (or voting instruction form, if you hold shares through a broker). If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.
On behalf of the board of directors, I would like to express our appreciation for your continued support of Celanese. I look forward to seeing you at the Annual Meeting.

Sincerely,
Mark C. Rohr
Chairman and Chief Executive Officer

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 1

A letter from Edward G. Galante, our Lead Director

March 9, 2018

Dear Fellow Stockholders:

As the Lead Independent Director of your board of directors, I am honored to have the opportunity to write to you, our stockholders, as part of this year’s Proxy Statement. The Proxy Statement affords us the opportunity to reach out to all of Celanese’ stockholders to review, among many other things, where the Company has been and where we are going. Our board is committed to executing its governance responsibilities and providing appropriate oversight of the Company’s operations, long-term strategy and risk exposure.
Over the past few years, we have enhanced our proxy statement to make it clearer, simpler and more straightforward with a focus on what matters most to stockholders. This includes providing a better understanding of our strategy, corporate governance and executive compensation. We hope the following pages will help you better understand the Company and how our governance and compensation practices are linked to performance and accountability in a manner that drives long-term stockholder value. As overseers of the Company, it is the board’s responsibility to remain highly engaged in the Company’s strategic approach to creating value for our share owners and, correspondingly, to actively manage the Company’s enterprise risks. We appreciate your feedback and look forward meaningful engagement on issues that are important to all of us.
Over the last few years, Celanese also has enhanced its stockholder outreach program. Throughout the period, the Company held multiple meetings with stockholders and proactively reached out to stockholders on an individual basis to solicit their feedback on topics of importance to stockholders. During 2017, we held meetings with stockholders owning collectively more than 50% of our stock. The board remains very focused on the Company’s strategic initiatives to strengthen financial performance, which in turn will foster long-term sustainable growth for our stockholders.
The board has also been focused on governance and board composition. As noted by our Chairman, during 2016 our board of directors proactively adopted proxy access and, based on stockholders’ comments and vote in April 2016, we are phasing out our classified board structure. In addition to these developments, we continue to maintain our focus on key governance practices that we understand are important to stockholders. Notably, almost two-thirds of our directors have joined our board in the past five years, bringing with them fresh perspectives and a diversity of experiences. These new directors have allowed us to rotate directors among committees. As of the 2017 Annual Meeting, 75% of our standing committees were chaired by directors new to Celanese in the last five years.
On behalf of the board of directors, I would like to express our sincere appreciation for the trust you have placed in us, and we look forward to serving you throughout the upcoming year.

Sincerely,
Edward G. Galante
Lead Independent Director

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 2

Voting Information

VOTING INFORMATION

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the 2018 Annual Meeting of Stockholders (“Annual Meeting”) and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on February 20, 2018, the record date for the meeting. On the record date, there were 135,823,207 shares of the Company’s Series A Common Stock issued, outstanding and entitled to vote at the Annual Meeting.
How to Vote
Even if you plan to attend the Annual Meeting in person, please vote right away using one of the following advance voting methods (see page 87 for additional details). Make sure to have your proxy card, voting instruction form or notice of internet availability in hand and follow the instructions.

VOTE IN ADVANCE OF THE MEETING			VOTE IN PERSON

via the internet	by phone	by mail	in person
:	)	*	m

Visit proxyvote.com to vote via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	See “Questions and Answers” for details on admission requirements to attend the Annual Meeting

If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 486-7908.
All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to question 20 on page 92.
Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 19 on page 91 for important details on admission requirements.

Electronic Stockholder Document Delivery

Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 3

Proxy Summary

2018 PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2017 performance, please review our 2017 Annual Report, which includes our the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Annual Meeting Information

Date and Time	April 19, 2018, 7:00 a.m. (Central Daylight Saving Time)
Place	The St. Regis Houston 1919 Briar Oaks Lane, Houston, TX 77027
Record Date	February 20, 2018
Voting
Stockholders as of the record date are entitled to vote. Each share of Series A Common Stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Entry	If you decide to attend the meeting in person, upon your arrival you will need to register as a visitor. See ”Questions and Answers” for further instructions.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the Annual Meeting:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 9)

The board and the nominating and corporate governance committee believe that the seven director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.
FOR each Director Nominee
ITEM 2. Advisory Approval of Executive Compensation (page 34)

The Company seeks a non-binding advisory vote to approve the compensation of certain executive officers, as described in the Compensation Discussion and Analysis beginning on page 35 and in the Compensation Tables beginning on page 58. The board values stockholders’ opinions and the compensation and management development committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
FOR
ITEM 3. Ratification of Independent Registered Public Accounting Firm (page 76)

The audit committee and the board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the audit committee’s selection of the independent registered public accounting firm for 2018.
FOR
ITEM 4. Approval of the 2018 Global Incentive Plan (page 78)
The Company seeks approval of the 2018 Global Incentive Plan for purposes of making equity and other awards to management and members of the board.	FOR

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company. The Governance section beginning on page 9 describes our governance framework, which includes the following highlights:

• Independent lead director	• Active stockholder engagement
• 8 of our 9 directors are independent	• Diverse board in terms of gender, experience and skills
• Board committees consist entirely of independent directors	• Director retirement guideline
• Independent directors meet without management present	• Restrictions on share hedging and pledging
• Annual board self-assessment process	• Share ownership guidelines for executives and directors
• Majority voting for all directors	• Longstanding commitment to corporate responsibility
• Up to 20 stockholders owning collectively 3% of our stock may nominate 20% of our directors (subject to a phase in)	• Policy providing for return of long-term incentive compensation under certain circumstances (clawback policy)

Director Nominees

The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast. See “Item 1: Election of Directors”, “Director Nominees”, and “Directors Continuing in Office” for additional information about the nominees and the other directors continuing in office.

Name and Qualifications	Age	Director Since	Primary Occupation / Other Public Company Boards	Independent	Committee Memberships
Jean S. Blackwell	63	2014	Former EVP/CFO – Cummins Inc.	ü	CMD; NCG£
&5ÂGq@L	Essendant Inc.; Ingevity Corporation
William M. Brown	55	2016	Chairman/President/CEO Harris Corp.	ü	AC; EHS
&:5ÂG@6LQq
Bennie W. Fowler	61	2017	Former Group Vice President, Global Quality and New Model Launch – Ford Motor Company	ü	AC; EHS
&5Â@L6Q:
Edward G. Galantet	67	2013	Former SVP – Exxon Mobil Corporation	ü	CMD; NCG
&Q.:ÂGq@6L	Praxair, Inc.; Clean Harbors Inc.; Andeavor Corp.
Kathryn M. Hill	61	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD£; EHS
&Q:5@6	Moody’s Inc.; NetApp Inc.
David F. Hoffmeister	63	2006	Former SVP / CFO – Life Technologies Corp.	ü	AC; NCG
.Â6&Q:GqL	Glaukos Corporation
John K. Wulff	69	2006	Former Chairman – Hercules Inc.	ü	AC£; NCG
&.:ÂGq6L	Atlas Air Worldwide Holdings, Inc.

Board Committees:	Qualifications:
AC	Audit Committee	&	Leadership	G	Govt/regulatory
CMD	Compensation and Management Development Committee	Q	Global experience	q	Financial transactions
EHS	Environmental, Health, Safety and Public Policy Committee	.	Chemical industry	@	Operational
NCG	Nominating and Corporate Governance Committee	:	Innovation-focused	6	Strategic
£	Committee Chair	5	Customer-focused	L	Risk oversight
t	Lead Independent Director	Â	Financial experience

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 5

Proxy Summary

Performance and Compensation Decisions

2017 Key Performance Highlights
Business Performance
In 2017, our key performance metrics were as follows:
• Net sales were $6.1 billion, up 13.9%
• Cash from operations was $803 million while free cash flow(1) was $509 million after a $316 million pension contribution
• Net earnings was $843 million while Adjusted EBIT(1) was $1.36 billion (up 6.1%)
• GAAP earnings per share was $6.19, flat from the prior year, primarily due to a higher GAAP tax rate in 2017, while adjusted earnings per share(1) was $7.51, an increase of 13.6% over 2016
Stockholder Value Creation
• Positive one-, three- and five-year total stockholder return, driving a 38.5% increase in total stockholder return in 2017
• Returned a record $741 million to stockholders through dividends and share repurchases
• Increased the quarterly cash dividend paid by 27.8% in 2017

How Pay is Aligned to 2017 Company Performance
The operation of our variable incentives demonstrates strong linkage between pay and performance. See page 48 for the detailed performance results.
• Annual Incentive – 2017 performance resulted in above target achievement on our financial and stewardship objectives established at the beginning of the year under our 2017 annual incentive plan
• Long-Term Incentive – Due to the new three-year performance period, we had no performance-based restricted stock units (“PRSUs”) for which performance was determined

2017 Key Compensation Decisions

• 2017 Compensation – Based on our 2017 performance, the compensation and management development committee approved a business performance modifier of 158% under our 2017 annual incentive plan and established individual performance modifiers for the named executive officers. In addition, the committee had earlier awarded performance-based restricted stock units in February 2017 under our 2017 long-term incentive plan. See page 49 for more information.

Key Compensation Features
• No employment agreements
• Change in control double-trigger equity awards (participant’s employment must be terminated to receive benefits)
• Clawback, no share hedging and no pledging policies
• No tax gross-ups of severance, change-in-control payments or perquisites, other than for relocation benefits
• A high percentage of compensation is at risk (i.e., tied to performance)
• Significant executive share ownership requirements

Additional Information

Please see “Questions and Answers” beginning on page 87 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholder proposals for the 2019 Annual Meeting of Stockholders.

(1)  Free cash flow, Adjusted EBIT and adjusted earnings per share are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 6

Notice of Annual Meeting of Stockholders

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	April 19, 2018, 7:00 a.m. (Central Daylight Saving Time)
Place:	The St. Regis Houston 1919 Briar Oaks Lane, Houston, Texas 77027
Items of Business:
● To elect Jean S. Blackwell, William M. Brown, Bennie W. Fowler, Edward G. Galante, Kathryn M. Hill, David F. Hoffmeister, and John K. Wulff to serve until the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or their earlier resignation;

● Advisory vote to approve executive compensation;
● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2018;
● To approve the 2018 Global Incentive Plan; and
● To transact such other business as may properly be brought before the meeting in accordance with the provisions of the Company’s Fourth Amended and Restated By-laws (the “by-laws”).
Record Date:	You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 20, 2018.
Our Proxy Statement follows. Financial and other information about Celanese Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2017 (“2017 Annual Report”), which accompanies the Proxy Statement.
To ensure that your shares are represented at the meeting, we urge you to cast your vote as promptly as possible. You may vote by proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card. We encourage you to vote via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

Irving, Texas
March 9, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2018
The Celanese Corporation 2018 Notice of Annual Meeting and Proxy Statement, 2017 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 7

Proxy Statement

PROXY STATEMENT
For the Annual Meeting of Stockholders To Be Held on April 19, 2018

The board of directors (the “board of directors” or the “board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 7:00 a.m. (Central Daylight Saving Time) on Thursday, April 19, 2018, at The St. Regis Houston, 1919 Briar Oaks Lane, Houston, Texas 77027. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2018

The Celanese Corporation 2018 Notice of Annual Meeting and Proxy Statement, 2017 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION CONCERNING SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and will receive the proxy materials in the format requested. This Proxy Statement, our 2017 Annual Report and other information about the Annual Meeting also are available in the investor relations section of our website, www.celanese.com.
The Notice of Internet Availability and, for stockholders who previously requested electronic or paper delivery, the proxy materials, will be made available on or about March 9, 2018, to stockholders of record and beneficial owners who owned shares of the Company’s Series A Common Stock (“Common Stock”) at the close of business on February 20, 2018.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 8

Governance

GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company.
The Company’s certificate of incorporation, by-laws, corporate governance guidelines, board committee charters and other materials can be accessed on our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 23 in the Questions and Answers section on page 93.
ITEM 1: Election of Directors
Background
In 2016, upon the recommendation of our board, stockholders approved amendments to our certificate of incorporation to declassify our board and transition to annual voting. Nominees for election at the 2018 Annual Meeting, and successive annual meetings, will be elected for one-year terms. Our board of directors is currently divided into two classes: Unclassified directors, consisting of Jean S. Blackwell, William M. Brown, Bennie W. Fowler, Edward G. Galante, Kathryn M. Hill, David F. Hoffmeister and John K. Wulff; and Class III directors, consisting of Jay V. Ihlenfeld and Mark C. Rohr.
Based on the recommendation of our independent nominating and corporate governance committee, our board of directors has nominated seven unclassified directors, Jean S. Blackwell, William M. Brown, Bennie W. Fowler, Edward G. Galante, Kathryn M. Hill, David F. Hoffmeister and John K. Wulff, to serve a one-year term expiring at the 2019 Annual Meeting of Stockholders. These director nominees have consented to be elected to serve as directors for the next year.
At the Annual Meeting, you will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these seven nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the board may designate a substitute nominee or reduce the size of the board. Proxies will be voted for any nominee who shall be designated by the board of directors to fill the vacancy.
The name of each of our nominees for election and our directors continuing in office and certain information about them, as of the date of this Proxy Statement (except ages, which are as of the date of the Annual Meeting), is set forth below. Included in the information below is a description of the particular qualifications, attributes, skills and experience that led the board to conclude that each person below should serve as a director of the Company.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 9

Governance

Board Composition and Refreshment

Ensuring the board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of our stockholders, is a principle priority of the board and the nominating and corporate governance committee. The board and the committee also understand the importance of board refreshment, and strive to maintain an appropriate balance of tenure, turnover, diversity and skills on the board. The board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.
BOARD REFRESHMENT
Under Mark Rohr’s leadership of the Board since 2012
	ü	Five New Directors Elected
	ü	Rotation of all Board Committee Chairs
	ü	New Lead Independent Director Elected
	ü	Expanded Qualifications and Diversity Represented on Board
	ü	Transitioning to Annual Election of Directors

Qualifications Required of All Directors
The board and the nominating and corporate governance committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. In addition, the board conducts interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The board does not have a defined diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for board membership. The board believes that diversity results in a variety of points of view and, consequently, a more effective decision-making process.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 10

Governance

Qualifications, Attributes, Skills and Experience to be Represented on the Board
The board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of the Company’s current and expected future business needs. The following table summarizes certain characteristics of the Company and the associated qualifications, attributes, skills and experience that the board believes should be represented on the board.

	Qualifications, Attributes, Skills and Experience	Characteristics
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to better understand day-to-day and strategic aspects of a business
Q	Global business experience	The Company’s business is global and multicultural, with products manufactured in the Americas, Europe and Asia and operations in 18 countries around the world
.	Extensive knowledge of the Company’s business and/or chemical industry	A deep understanding of the Company’s business and/or the chemical industry allows a director to better guide the Company
:	Experience in innovation-focused businesses	Focus on innovation to drive performance
5	Experience in customer-driven businesses	High level of customer intimacy
Â	High level of financial experience	Multi-dimensional businesses in multiple chemical segments
G	Government/regulatory/geopolitical exposure	Regulatory obligations and political challenges in various jurisdictions around the globe
q	Financial transactions experience	Complex financial transactions, including those in different countries and currencies
@	Operational expertise	Ability to manufacture many types and kinds of products consistent with high level specifications and in large quantities
6	Strategy development experience	Experience with strategy development, allowing the board to better evaluate management’s plan and guide the Company
L	Risk oversight/management expertise	Assessment of risk and the policies/procedures to manage risk

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 11

Governance

Director Nominees
Unclassified – Term Expires in 2018

Jean S. Blackwell

Ms. Blackwell served as Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, from March 2008 until her retirement in March 2013. She previously served as Executive Vice President and Chief Financial Officer from 2003 to 2008, Vice President, Cummins Business Services from 2001 to 2003, Vice President, Human Resources from 1998 to 2001, and Vice President and General Counsel from 1997 to 1998 of Cummins Inc. Prior thereto, Ms. Blackwell was a partner at the Indianapolis law firm of Bose McKinney & Evans LLP from 1984 to 1991, where she practiced in the area of financial and real estate transactions. She has also served in state government, including as Executive Director of the Indiana State Lottery Commission and State of Indiana Budget Director. Ms. Blackwell has served as a member of the board of directors of Essendant Inc. (formerly United Stationers Inc.), a leading national wholesale distributor of business products, since May 2007, including currently as a member of the governance committee and the audit committee, and previously as the chair of the human resource committee and the governance committee. Ms. Blackwell has also served as a member of the board of directors of Ingevity Corporation, a leading global manufacturer of specialty chemicals and high performance carbon materials, since May 2016, including currently as the chair of the audit committee and as a member of its compensation committee and the executive committee. She previously served as a member of the board of directors from April 2004 to November 2009, and as chair of the audit committee, of Phoenix Companies Inc., a life insurance company.

Director since: 2014 Age: 63 Board Committees: Compensation Nominating and Corporate Governance Other Public Company Boards: Ingevity Corporation Essendant Inc. Phoenix Companies Inc. (2004-2009)				Specific Qualifications, Attributes, Skills and Experience:
	&	5	Â
Substantial leadership, operational, financial, transactional, customer-driven, and risk management experience gained as Executive Vice President/CFO and General Counsel of Cummins Inc., a global power leader.

	q	@	L

	G			Substantial governmental experience from having served in the Indiana State Government.

William M. Brown

Mr. Brown is Chairman of the Board, President and Chief Executive Officer of Harris Corporation, an international communications and information technology company. Mr. Brown joined Harris in November 2011 as President and Chief Executive Officer and was appointed Chairman in April 2014. Prior to joining Harris, Mr. Brown was Senior Vice President, Corporate Strategy and Development, of United Technologies Corporation (“UTC”). He also served five years as President of UTC’s Fire & Security Division. In total, Mr. Brown spent 14 years with UTC, holding U.S. and international roles at various divisions, including Carrier Corporation’s Asia Pacific Operations and the Carrier Transicold division. Before joining UTC in 1997, he worked for McKinsey & Company as a senior engagement manager. He began his career as a project engineer at Air Products and Chemicals, Inc. Mr. Brown serves on the board of directors of the Fire Department of NYC Foundation and the board of trustees of Florida Institute of Technology, and served on the board of trustees of Florida Polytechnic University from 2013 to 2017.

Director since: 2016 Age: 55 Board Committees: Audit Environmental, Health & Safety Other Public Company Boards: Harris Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	:	5	Substantial leadership, financial, governmental/geopolitical, innovation, strategic and risk management experience gained in roles of Chairman, CEO and President of Harris Corporation.
	Â	G	@
	6	L

	Q	q		Substantial transactional, global business, operational and strategic experience gained in various roles with United Technologies Corporation.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 12

Governance

Bennie W. Fowler

Mr. Fowler has more than 30 years experience in the automotive industry. He retired in late 2017 as Group Vice President, Global Quality and New Model Launch (since 2010) of Ford Motor Company, a global automotive and mobility company. Prior to this role, Mr. Fowler served in various management positions of increasing responsibility at Ford, including Vice President, Global Quality, Vice President, Advanced and Manufacturing Engineering and Chief Operating Officer, Jaguar and Land Rover. Prior to joining Ford in 1990, Mr. Fowler held various manufacturing management assignments at Chrysler Corporation and General Motors Corporation. In addition, from 2009 to 2014, Mr. Fowler served as a member of the Board of Directors of Beaumont Hospital. He is the founder of Powerstroke Athletic Club, an after school youth organization focused on developing positive characteristics and values in youths through hard work, discipline, education and relationships.

Director since: 2017 Age: 61 Board Committees: Audit Environmental, Health & Safety Other Public Company Boards: None				Specific Qualifications, Attributes, Skills and Experience:
	&	5	Â
Substantial global operational, standardization, product quality and customer-driven business experience and extensive knowledge of the Company’s business and the chemical industry gained in various roles at Ford Motor Company and other employers.

		@	L
	6	Q	:

Edward G. Galante

Mr. Galante served as Senior Vice President and as a member of the management committee of Exxon Mobil Corporation, an international oil and gas company, from August 2001 until his retirement in 2006. Prior to that, he held various management positions of increasing responsibility during his more than 30 years with Exxon Mobil Corporation, including serving as Executive Vice President of ExxonMobil Chemical Company from 1999 to 2001. Mr. Galante currently serves as a director (since 2007), chairman of the compensation and management development committee and as a member of the governance and nominating committee and the technology, safety and sustainability committee of Praxair, Inc. He also serves as a director (since 2010), and chairman of the environmental, health and safety committee and a member of the compensation committee of Clean Harbors, Inc. He also serves as a director (since 2016), and member of the compensation committee and the environmental, health, safety and security committee of Andeavor Corporation (formerly Tesoro Corporation). From 2008 until November 2014, Mr. Galante served as a member of the board of directors of Foster Wheeler AG, which included service on Foster Wheeler's compensation and executive development committee (including as chairman) and audit committee.

Director since: 2013 Age: 67 Board Committees: Compensation Nominating and Corporate Governance Other Public Company Boards: Praxair, Inc. Clean Harbors Inc. Andeavor Corporation Foster Wheeler AG (2008-2014)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	.
Substantial leadership, chemical industry, operational, global business, financial, innovation-focused, transactional, governmental/regulatory, strategy development and risk management experience gained with more than 30 years’ service with Exxon Mobil Corporation, including as Executive Vice President of ExxonMobil Chemical Company, and service on other boards of directors.

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	q	@	6
L

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 13

Governance

Kathryn M. Hill

Ms. Hill served in a number of positions at Cisco Systems, Inc. from 1997 to 2013, including, among others, as Executive Advisor from 2011 to 2013, Senior Vice President, Development Strategy and Operations from 2009 to 2011, Senior Vice President, Access Networking and Services Group from 2008 to 2009, and Senior Vice President, Ethernet Systems and Wireless Technology Group from 2005 to 2008. Cisco designs, manufactures and sells Internet Protocol (IP)-based networking and other products related to the communications and information technology industry and provides services associated with these products. Prior to joining Cisco, Ms. Hill had a number of engineering roles at various technology companies. Ms. Hill has served as a member of the board of directors of Moody’s Corporation, an essential component of the global capital markets providing credit ratings, research, tools and analysis, since May 2011, including currently serving as the chair of the compensation and human resources committee and as a member of the governance and nominating committee and the audit committee. She also currently serves as a member of the board of directors (since 2013), and as chair of the compensation committee and a member of the corporate governance and nominating committee, of NetApp, Inc.

Director since: 2015 Age: 61 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Moody's Inc. NetApp Inc.				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	:	Substantial innovation-focused, leadership, customer-focused, global business, operational and strategic experience gained in various roles with Cisco Systems, Inc.
	5	@	6

David F. Hoffmeister

Mr. Hoffmeister served as the Senior Vice President and Chief Financial Officer of Life Technologies Corporation, a global life sciences company, prior to its acquisition by Fisher Scientific Inc. in February 2014. From October 2004 to November 2008, he served as Chief Financial Officer of Invitrogen Corporation, which merged with Applied Biosystems in November 2008 to form Life Technologies Corporation. Before joining Invitrogen, Mr. Hoffmeister spent 20 years with McKinsey & Company as a senior partner serving clients in the healthcare, private equity and chemical industries on issues of strategy and organization. From 1998 to 2003, Mr. Hoffmeister was the leader of McKinsey’s North American chemical practice. Mr. Hoffmeister serves as a director of Glaukos Corporation (since 2014) and member of the audit committee.

Director since: 2006 Age: 63 Board Committees: Audit Nominating and Corporate Governance Other Public Company Boards: Glaukos Corporation				Specific Qualifications, Attributes, Skills and Experience:
	.	Â	6	Substantial chemical industry, finance and strategic experience as a large consulting firm partner.

	&	Q	:
Substantial leadership, global business, financial, innovation-focused, transactional, governmental/regulatory, and risk management experience gained as Chief Financial Officer of Life Technologies Corporation.

	G	q	L

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 14

Governance

John K. Wulff

Mr. Wulff is the former Chairman of the board of directors of Hercules Incorporated, a specialty chemicals company, a position he held from July 2003 until Ashland Inc.’s acquisition of Hercules in November 2008. Prior to that time, he served as a member of the Financial Accounting Standards Board from July 2001 until June 2003. Mr. Wulff was previously Chief Financial Officer of Union Carbide Corporation, a chemical and polymers company, from 1996 to 2001. During his fourteen years at Union Carbide, he also served as Vice President and Principal Accounting Officer from January 1989 to December 1995 and Controller from July 1987 to January 1989. Mr. Wulff was also a partner of KPMG LLP and predecessor firms from 1977 to 1987. Mr. Wulff is currently a member of the audit and compensation committees, and a member of the board of directors (since 2016) of Atlas Air Worldwide Holdings, Inc., a leading global provider of outsourced aircraft and aviation operating services. He previously served as a member of the board of directors from 2004 to 2016, the chairman of the governance and compensation committee and as a member of the audit committee of Moody’s Corporation. Mr. Wulff served as a director of Sunoco, Inc. from March 2004 until October 2012 when Sunoco was acquired by Energy Transfer Partners L.P., and as a director of Chemtura Corporation from October 2009 until April 2017 when Chemtura was acquired by Lanxess A.G.

Director since: 2006
Age: 69
Board Committees:
Audit
Nominating and Corporate Governance
Other Public Company Boards:
Atlas Air Worldwide Holdings, Inc.
Chemtura Corporation (2009-2017)
Moody’s Corporation (2004-2016)
Sunoco Inc. (2004-2012)
			Specific Qualifications, Attributes, Skills and Experience:
&	.	:
Substantial leadership, chemical industry, financial, transactional, strategy development, risk management and innovation-focused business experience gained as Chairman of Hercules Incorporated, a specialty chemicals company, and as CFO of Union Carbide Corporation, a chemical and polymers company.

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Â	G		Substantial finance and governmental and regulatory experience as a large accounting firm partner and member of the FASB.

Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE NOMINEES LISTED ABOVE

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 15

Governance

Directors Continuing in Office
Class III Directors – Term Expires in 2019

Jay V. Ihlenfeld

From 2006 until his retirement in 2012, Mr. Ihlenfeld served as the Senior Vice President, Asia Pacific, for 3M Company, a leader in technology and innovation. Mr. Ihlenfeld previously served as 3M Company’s Senior Vice President, Research and Development from 2002 to 2006. A 33-year veteran of 3M Company, Mr. Ihlenfeld has also held various leadership and technology positions, including Vice President of its Performance Materials business and Executive Vice President of its Sumitomo/3M business in Japan. Mr. Ihlenfeld serves as a director (since 2017) and member of the personnel and compensation committee and the environmental, health, safety and product compliance committee of Ashland Global Holdings, Inc.

Director since: 2012 Age: 66 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Ashland Global Holdings Inc.				Specific Qualifications, Attributes, Skills and Experience:
	Q	.	:
Substantial chemical industry knowledge and operational, global business, innovation, customer-driven, geopolitical and strategy development experience gained in various roles over 33 years with 3M Company.

	5	G	@
6

Mark C. Rohr

Mr. Rohr was named our Chairman, President and Chief Executive Officer in April 2012 after being a member of our board of directors since April 2007. Prior to joining the Company, Mr. Rohr was Executive Chairman and a director of Albemarle Corporation, a global developer, manufacturer and marketer of highly engineered specialty chemicals. During his 11 years with Albemarle, he held various executive positions, including Chairman and Chief Executive Officer. Earlier in his career, Mr. Rohr held executive leadership roles with various companies, including Occidental Chemical Corporation and The Dow Chemical Company. Mr. Rohr has served on the board of directors of Ashland Global Holdings Inc. (f/k/a Ashland Inc.) since 2008, and currently serves as a member of its audit committee and its environmental, health & safety committee. In 2016, he also served as Chairman of the American Chemistry Council’s Executive Committee and as Chairman of the International Council of Chemical Associations.

Director since: 2007 Age: 66 Board Committees: None Other Public Company Boards: Ashland Global Holdings Inc. Albemarle Corporation (2001-2012)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	:
Substantial leadership, financial, global business, innovation-focused, customer-driven focus, operational, strategy development, risk management, transactional and governmental experience gained in the roles of Chairman, CEO and President of Celanese Corporation (since 2012) and CEO/COO of Albemarle Corporation (from 2000 to 2011).

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	q	@	6
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	.			A full career in the chemical industry, including leadership positions with the ACC and IACA.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 16

Governance

Board and Committee Governance
Director Elections
Until 2017, approximately one-third of the directors were elected each year, in three classes, at the annual meeting of stockholders, to hold office for a three-year term and until their successors are elected and qualified, or until their earlier retirement or removal from office. At the 2016 Annual Meeting, stockholders voted to replace the staggered, three-year terms with annual director elections. Beginning with the 2017 Annual Meeting, nominees whose terms expired were elected for one-year terms. Commencing with the 2019 Annual Meeting of Stockholders, all directors will be elected annually. We currently have one class of directors whose term expires in 2019. the remainder of our directors are unclassified and their terms expire at the Annual Meeting.
To ensure that the board remains composed of high-functioning members capable of keeping their commitments to board service, the corporate governance and nominating committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
In February 2016, our board proactively adopted a by-law, which permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years, to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the board, subject to a phase-in and the terms and conditions specified in the by-laws.
Majority Voting Standard
Our by-laws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive the majority of the votes cast with respect to that director. This means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. The board believes this majority vote standard appropriately gives stockholders a greater voice in the election of directors than the traditional plurality voting standard. If an incumbent director does not receive a majority vote, he or she has agreed that a letter of resignation will be submitted to the board. The corporate governance and nominating committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation within 90 days of the certification of the vote, taking into account the recommendation of the corporate governance and nominating committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, and any relevant input from stockholders. Only independent directors will participate in the deliberations regarding a tendered resignation.
Composition of the Board of Directors
Our certificate of incorporation provides that the number of members of the board of directors shall be fixed by the board, but shall be no less than seven and no more than fifteen. Our board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the board’s size between annual stockholders’ meetings. As of the date of this Proxy Statement, we have, and the board has established the size of the board to be, nine directors.
Our board of directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Person Transactions” for additional information.
In addition, the Company has a director retirement guideline, the full text of which is set forth in our corporate governance guidelines. The guideline provides that a director should retire from the board of directors no later than the annual meeting of stockholders following such director’s 72nd birthday; provided, however, the retirement guideline may be waived by a majority of uninterested directors upon the recommendation of the nominating and corporate governance committee.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 17

Governance

Board Evaluation Process
Each year, the members of the board and each committee conduct a self-assessment. The process for the self-assessment is approved by the board each year based on a recommendation from the nominating and corporate governance committee. Under the process used in 2017, the nominating and corporate governance committee develops a thorough list of topics to be considered by the directors, including board and committee structure, oversight, information, and culture, which are approved by the board. The chair of the nominating and corporate governance committee has a teleconference with each independent director and finally with the Chairman to discuss the topics and to gather any other feedback a director has as they relate to the full board and each of the committees. The chair of the nominating and corporate governance committee elicits comments from the directors concerning improvements for the board, the committees, the lead independent director, the committee chairs and management. The chair of the nominating and corporate governance committee then summarizes the input from the conversations and presents it to the independent directors at the October board meeting. Each committee chair also conducts a similar self-assessment with respect to their committee based on (i) a subset of the board discussion topics, (ii) comments made to the chair of the nominating and corporate governance committee or the committee chair and (iii) discussion during executive sessions of committee meetings. Also, the nominating and corporate governance committee evaluates directors who are nominees for re-election to the board as part of the nomination process.
Board Leadership Structure
The Company’s governance framework provides the board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. The current leadership structure is comprised of a combined chairman of the board (“Chairman”) and chief executive officer, a lead independent director, board committees comprised exclusively of independent directors and active engagement by all directors. The board believes the structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Board Leadership Structure
●	Chairman of the Board and CEO: Mark Rohr
The board believes this is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s strategic plan and long-term business goals. However, the board reevaluates the structure annually.

●	Lead Independent Director: Edward Galante
●	All board committees comprised exclusively of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Lead Independent Director
The Company’s lead independent director, who is elected by the independent directors for a one-year term:

•	presides over executive sessions of the non-employee, independent members of the board and at meetings of the board in the absence of, or upon the request of, the Chairman and CEO;

•	approves the scheduling of board meetings, as well as the agenda and materials for each board meeting and executive session of the board’s non-employee, independent directors;

•	has the authority to call meetings of the board and such other meetings of the non-employee, independent directors as he/she deems necessary;

•	serves as a liaison and supplemental channel of communication between the non-employee, independent directors and the Chairman and CEO;

•	meets regularly with the Chairman and CEO;

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 18

Governance

•	communicates with stockholders as requested and deemed appropriate by the board;

•	interviews director candidates along with the nominating and corporate governance committee;

•
approves and coordinates the retention of advisors and consultants who report directly to the non-employee, independent members of the board, except as otherwise required by applicable law or the New York Stock Exchange (“NYSE”) Listing Standards;

•	guides the board’s governance processes concerning the annual board self-evaluation and CEO succession planning; and

•	when requested by the Chairman or the board, assists the board in reviewing and assuring compliance with governance principles.
Leadership Structure Determination – Details and Rationale
Consistent with the board’s commitment to corporate governance practices that are in the best interests of the Company and its stockholders, at least one executive session of the directors each year includes a review of the board’s leadership structure and consideration of whether the position of chairman of the board should be held by the chief executive officer or an independent director. This section describes the details and the board’s rationale for its current leadership structure.
Under the Company’s by-laws, the Chairman presides over meetings of the board, presides over meetings of stockholders, consults and advises the board and its committees on the business and affairs of the Company and performs such other duties as may be assigned by the board. The chief executive officer is generally in charge of the affairs of the Company, subject to the overall direction and supervision of the board and its committees and subject to such powers as reserved by the board. Mark Rohr serves as both Chairman and chief executive officer.
In November 2011, the Company’s presiding director role was transitioned to a lead independent director role and, in connection with this transition, the independent directors expanded the role of the lead independent director (see above). In February 2017, the independent directors re-elected Edward Galante to serve as lead independent director beginning at the 2017 Annual Meeting. The duties and responsibilities of the lead independent director are described above and are set forth in the Company’s corporate governance guideliness. Although annually elected, the lead independent director is generally expected to serve for more than one year, although generally not more than three years.
Importantly, all directors play an active role in overseeing the Company’s business both at the board and committee levels. As set forth in the Company’s corporate governance guideliness, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believed to be in the best interests of the Company and its stockholders. The board currently consists of one member of management (our CEO) and eight non-employee directors. The non-employee directors are skilled and experienced leaders in business. Many currently serve or have served as chief executives or members of senior management of Fortune 1000 companies. In these roles, the non-employee directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the non-employee directors are well-equipped to oversee the success of the business and to provide advice and counsel to the chief executive officer and Company management.
As part of each regular scheduled board meeting, the non-employee directors meet in executive session without the chief executive officer present. These meetings allow non-employee directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. All of the board committees, which are described below, are chaired by, and comprised of, independent directors.
The board believes that leadership of both the board and the Company by Mr. Rohr is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s long-term business goals. The Company’s business is complex and it has operations in 18 countries around the world. Given the complex global reach of our

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 19

Governance

business, the board believes the chief executive officer is in the best position to focus directors’ attention on critical business matters and to speak for and lead both the Company and the board.
The board believes that the current leadership structure – a combined Chairman of the Board and chief executive officer, a lead independent director, board committees comprised exclusively of independent directors and active engagement by all directors – is effective and currently serves the business and stockholders well.
Board Meetings in 2017
Each of our directors is expected to devote sufficient time and attention to his or her duties and to attend all board meetings and committee meetings on which he or she serves. The board of directors held seven meetings during 2017 and committees of the board held a total of 22 meetings. Overall attendance at such meetings was over 95%. All incumbent directors attended at least 75% of the aggregate of (i) meetings of the board and (ii) meetings of the board committees on which they served during the fiscal year ended December 31, 2017. In addition, the board expects directors to attend the annual meeting of stockholders absent special circumstances. All of our directors who were members of the board as of the 2017 Annual Meeting of Stockholders attended the annual meeting.
Committees of the Board
The board of directors has four standing board committees:

•	audit committee;

•	compensation and management development committee;

•	nominating and corporate governance committee; and

•	environmental, health, safety and public policy committee.
The following table sets forth the current composition of our committees:

	Independent Director	Audit Committee	Compensation and Management Development Committee	Environmental, Health, Safety and Public Policy Committee	Nominating and Corporate Governance Committee
Jean S. Blackwell À	ü		l		£
William M. Brown À	ü	l		l
Bennie W. Fowler	ü	l		l
Edward G. Galanteu	ü		l		l
Kathryn M. Hill	ü		£	l
David F. HoffmeisterÀ	ü	l			l
Jay V. Ihlenfeld	ü		l	£
Mark C. Rohr
John K. Wulff À	ü	£			l
Meetings in 2017	Board = 7	8	6	5	3
£ Chairperson l Member À Financial Expert u Lead Independent Director

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 20

Governance

Audit Committee
The Company’s audit committee is currently comprised of Mr. Wulff (chairman), Mr. Brown, Mr. Fowler and Mr. Hoffmeister, each of whom the board has affirmatively determined is independent of the Company and its management under the rules of the NYSE and the SEC. The board has also determined that Mr. Brown, Mr. Hoffmeister and Mr. Wulff are “audit committee financial experts” as the term is defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the audit committee charter, as last amended by the board of directors on July 17, 2017, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the audit committee. The principal purposes of the audit committee are to oversee:

•	accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;

•	the quality and integrity of the financial statements of the Company;

•	internal control and compliance programs;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the independent registered public accounting firm and the Company’s internal audit function.
Compensation and Management Development Committee
The Company’s compensation and management development committee is currently comprised of Ms. Hill (chair), Ms. Blackwell, Mr. Galante and Mr. Ihlenfeld. The board has determined that all members of the compensation and management development committee are independent under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and applicable NYSE listing standards and qualify as “non-employee directors” for purposes of Section 162(m) of the Internal Revenue Code. The complete text of the compensation and management development committee charter, as last amended by the board of directors on July 17, 2017, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. A description of the compensation and management development committee’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount and form of compensation is more fully described in “Compensation Discussion and Analysis.” The compensation and management development committee charter provides that the compensation and management development committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the compensation and management development committee deems necessary in the performance of its duties.
The principal purposes of the compensation and management development committee are to:

•	review and approve the compensation of the Company’s executive officers;

•
review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives; and

•	oversee the development and implementation of succession plans for the CEO and the other key executives.
During 2017, Willis Towers Watson PLC (“Willis”), as independent outside compensation consultant, advised the compensation and management development committee on executive officer compensation matters. See “Role of the Compensation Consultant in Making Decisions” for additional information.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 21

Governance

Nominating and Corporate Governance Committee
The Company’s nominating and corporate governance committee is currently comprised of Ms. Blackwell (chair), Mr. Galante, Mr. Hoffmeister and Mr. Wulff. The complete text of the nominating and corporate governance committee charter, as amended by the board of directors on July 17, 2017, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. The nominating and corporate governance committee charter provides that the nominating and corporate governance committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to leadership search firms, the nominating and corporate governance committee deems necessary in the performance of its duties, including in its process of identifying director candidates.
The principal purposes of the nominating and corporate governance committee are to:

•	identify, screen and review individuals qualified to serve as directors and recommend candidates for nomination for election at the annual meeting of stockholders or to fill board vacancies;

•	review and recommend non-employee director compensation to the board;

•	develop and recommend to the board and oversee implementation of the Company’s corporate governance guidelines;

•	oversee evaluations of the board; and

•	recommend to the board nominees for the committees of the board.
During 2017, Willis, as independent outside compensation consultant, advised the nominating and corporate governance committee on non-employee director compensation matters.
Environmental, Health, Safety and Public Policy Committee
The Company’s environmental, health, safety and public policy committee is currently comprised of Mr. Ihlenfeld (chairman), Mr. Brown, Mr. Fowler and Ms. Hill. The environmental, health, safety and public policy committee assists the board in fulfilling its oversight duties regarding, while Company management retains responsibility for assuring compliance with, applicable environmental, health and safety laws and regulations. The complete text of the environmental, health, safety and public policy committee charter, as last amended by the board of directors on July 17, 2017, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The principal purposes of the environmental, health, safety and public policy committee are to:

•	oversee the Company’s policies and practices concerning environmental, health, safety and public policy issues;

•	review the impact of such policies and practices on the Company’s corporate social responsibilities, public relations and sustainability; and

•	make recommendations to the board regarding these matters.
Board Oversight of Risk Management
The board of directors is responsible for overseeing the risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the board and the board as a whole participate in the oversight of the process. Specifically, the board has responsibility for overseeing the strategic planning process, reviewing and monitoring management’s execution of the strategic and business plan, and selected risk areas, including cyber security. Each board committee is responsible for oversight of specific risk areas relevant to their respective committee charter.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 22

Governance

The oversight responsibility of the board and the board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. The audit committee is responsible for overseeing the enterprise risk process that management implements. In addition, the board recognizes that risk management and oversight comprise a dynamic and continuous process and reviews the enterprise risk model and process periodically.
The strategic plan, critical issues and opportunities are presented to the board each year by the CEO and senior management. Throughout the year, management reviews any critical issues and actual results compared to the plan with the board and relevant board committees. Members of senior management are also available to discuss the Company’s strategy, plans, results and issues with the board committees and the board, and regularly attend such meetings to provide periodic briefings and access. In addition, the audit committee regularly holds separate executive sessions with the lead client service partner of the independent registered public accounting firm, the chief financial officer, the internal auditor, the chief compliance officer and other members of management as appropriate.
As specific examples of board committee risk oversight activities, the audit committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, internal control over financial reporting and disclosure controls and procedures, as well as the Company’s financial position and financial activities. The compensation and management development committee regularly reviews any potential risks associated with the Company’s compensation policies and practices. See “Compensation Risk Assessment” for additional information. In addition, the environmental, health, safety and public policy committee regularly reviews the Company’s operational risks, including those risks associated with employee, environmental, process and product safety, public policy and reputation. Further, the nominating and corporate governance committee conducts an annual assessment of nominees to our board and is charged with developing and recommending to the board corporate governance principles and policies and board committee structure, leadership and membership, including those related to, affecting, or concerning the board’s and its committees’ risk oversight. Each of the board committees is required to make regular reports of its actions and any recommendations to the board, with respect to risk management, including recommendations to assist the board with its overall risk oversight function.

Additional Governance Features
Stockholder Engagement
The board believes accountability to stockholders is a mark of good governance and critical to the Company’s success. To that end, the Company maintains dedicated resources to actively engage with stockholders. The Company regularly engages with stockholders on a variety of topics throughout the year to ensure we are addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices. Topics include corporate strategy, cash deployment, executive compensation plan design and practices, governance and social responsibility.
Since the beginning of 2017, we met with stockholders holding more than 50% of our Common Stock, through in-person meetings and telephone calls. In addition, we attended 10 investor conferences and 13 non-transaction roadshows. In November 2015, we held an investor day with more than 140 participants. We will host another similar event in May 2018.
In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow stockholders to effectively communicate a point of view with the board, including:

•	the ability to attend and voice opinions at the annual meeting of stockholders (see page 91);

•	a dedicated annual meeting page on our website (see page 93);

•	a majority voting standard (see page 17);

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 23

Governance

•	the annual advisory vote to approve executive compensation (see page 34);

•	annual election of directors (phased in through 2019) (see page 9);

•	the commitment to thoughtfully consider stockholder proposals submitted to the Company (see page 93); and

•	the ability to direct communications to individual directors or the entire board (see page 93).
See page 39 for additional information about engagement with stockholders regarding executive compensation.
Social Responsibility and Political Engagement
Corporate Social Responsibility
The environmental, health, safety and public policy committee assists the board in guiding our comprehensive corporate social responsibility initiatives. These initiatives reflect strategic business imperatives and our core belief that we should be a responsible corporate citizen in the communities where we live and work. Our policies and business practices, including our diversity and inclusion efforts, philanthropy and community investment, safety and environmental sustainability, foster relationships that demonstrate our commitment and values.
The primary goal of our diversity and inclusion efforts is to create a work environment that is compatible with, and respectful of, all of our employees and maximizes employee engagement in accomplishing our mission and business objectives. Examples include our employee resource groups located in facilities and locations where we operate in Asia, Europe and the Americas.
The primary goal of our philanthropy initiative is to provide support through volunteer service, participation in and employee-led giving to local organizations, and community collaboration with institutions, organizations and good works that enhance the sustainability of the host communities in which we principally operate. This is brought to life through national partnerships and local initiatives in support of needy families, primary education and safe places to live and grow. We formed the Celanese Foundation in 2012. The Foundation matches employee gifts to recognized 501(c)(3) charities and provides grants to employee-selected charities based on employee volunteerism and alignment with our focus areas. Since its inception, the Celanese Foundation has provided grants totaling over $9,000,000 to organizations. In addition, our employees are encouraged to contribute their money, and their time, volunteering over 170,000 hours in 2017 alone.
The primary goal of our safety initiative is to assure that employees and contractors remain injury free. At Celanese, safety is considered a value, which holds fast against changing priorities. Leaders are committed to creating the best working environment where employees and contractors are engaged in training and procedures that minimize hazards and prevent injuries. In 2017, we continued with industry leading safety performance. Recognized with numerous industry safety awards, including the American Chemistry Council Responsible Care Company of the Year, we are committed to continuous improvement in eliminating injuries.
In addition to preserving the health and safety of our employees, contractors and communities, Celanese is committed to protecting the environment, and ensuring the safe operations of our processes. Our process safety strategy continues to provide exemplary results in reducing loss of primary containment incidents. We are strengthening the process safety culture by focusing on leadership commitment to process safety, developing competencies and learning from incidents. This data-driven approach led to improvements through our award winning Walk the Line program, where workers conduct a thorough safety review before starting a process.
We consider protecting the environment a fundamental responsibility. We treat the communities where we do business as our own by protecting the energy, air and water supplies and minimizing waste. Many times, our capital investments help us substantially reduce our environmental emissions. Examples include boiler conversions from coal and fuel oil to natural gas in the U.S. and Mexico. Our latest construction projects also include the best technology to improve efficiency and environmental performance.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 24

Governance

We believe that chemistry plays an integral role in solving many of the world’s challenges. This belief means we are committed to advancing safe, effective and sustainable products and technologies that unlock the untapped potential of humankind.
This potential is at work at Celanese where each employee has taken measures to be a steward of the earth’s natural resources and of each other. We are committed to continuing our significant progress in meaningful areas of our business, including energy use, protecting sensitive air and water ecosystems, continued emissions reductions, meaningful safety measures, and a people-centered culture, all while growing Celanese products, customers and technologies to new heights.
The Celanese 2017 Stewardship Report is available at www.celanese.com/stewardship.
Political Engagement Policy
The Company believes in responsible corporate governance and actively participates in the political process to support the needs of our business and our 7,000 employees.  The Company seeks to responsibly use our resources to advance public policy that is consistent with the Company’s values, the sustainability of our business and long-term stockholder values.  The Company does not provide any direct political contributions.  The Company does, however, sponsor a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S. that advocate and pursue government policies that promote the Company’s interests. CELPAC allows eligible employees to pool their personal funds on a voluntary basis with other employees to help elect candidates who appreciate and understand the issues important to Company. Participation in CELPAC is entirely voluntary.  At least annually, Celanese posts to its website, www.celanese.com (under “Company Info”; “Political Engagement Policy”), a list of all political contributions made during the prior calendar year, including CELPAC’s contributions.
Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies
The Company’s hedging policy prohibits directors, executive officers and other employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of Common Stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock. The Company’s pledging policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. In addition, directors and the Company’s executive officers are required to obtain pre-approval from the Company’s Deputy General Counsel before pledging shares of Common Stock. Such approval will only be granted if the individual can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our code of conduct and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our website, www.celanese.com, by clicking on ”Investor Relations”, then ”Corporate Governance” and then “Business Conduct Policy”. In the event the Company amends or waives any of the provisions of the code of conduct applicable to our principal executive officer, principal financial officer or controller that relates to any element of the definition of ”code of ethics” enumerated in Item 406(b) of Regulation S-K under the 1934 Act, the Company intends to disclose these actions on the Company’s website.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 25

Governance

Director Compensation
Director Compensation in 2017
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our board of directors. The amount and type are set by the board. In reviewing and recommending to the board the compensation levels, the nominating and corporate governance committee considers the extent of time and the expertise required to serve on our board as well as the board’s independent compensation consultant’s recommendations as to the appropriate level and mix of pay. Each non-management director is entitled to an annual cash retainer of $105,000 (increased during 2017 by $5,000), which is paid in quarterly installments, and an annual equity retainer of $150,000 in time-based restricted stock units (“RSUs”) (increased during 2017 by $10,000) that vest in one year. In addition, the chair of the nominating and corporate governance committee and the environmental, health, safety and public policy committee each receive an annual fee of $15,000, and the chair of the audit committee and the compensation and management development committee each receive an annual fee of $20,000. The lead independent director also receives an annual fee of $25,000.
Non-management directors are entitled to participate in the Company’s 2008 Deferred Compensation Plan, which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant.
2017 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2017.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards($)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (f)	All Other Compensation ($)(6) (g)	Total ($) (h)
Jean S. Blackwell	117,079	139,975	—	—	—	—	257,054
William M. Brown	102,079	139,975	—	—	—	—	242,054
Bennie W. Fowler	89,579	163,231	—	—	—	—	252,810
Edward G. Galante	127,079	139,975	—	—	—	—	267,054
Kathryn M. Hill	122,079	139,975	—	—	—	—	262,054
David F. Hoffmeister	102,079	139,975	—	—	—	—	242,054
Jay V. Ihlenfeld	117,079	139,975	—	—	—	—	257,054
David C. Parry	51,916	163,231	—	—	—	—	215,147
Farah M. Walters	30,495	—	—	—	—	—	30,495
John K. Wulff	122,079	139,975	—	—	—	—	262,054

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 26

Governance

(1)
Ms. Walters retired during 2017 under our director retirement guideline. Therefore, the information above reflects her service on the board through April 20, 2017. Mr. Parry resigned during 2017 for health reasons. Therefore, the information above reflects his service on the board from his election to the board through the date of his resignation. Mr. Rohr is not included in this table because he was an employee of the Company during 2017 and received no compensation for his services as a director.

(2)	Includes amounts earned for the annual retainer and committee chair and lead independent director fees for the respective directors, as applicable.

(3)
Represents the grant date fair value of 1,601 RSUs granted to each non-management director (1,865 RSUs for Mr. Fowler and Mr. Parry, which included a prorated amount of RSUs for time served from their election to April 2017) in April 2017 under the Company’s 2009 Global Incentive Plan computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For a discussion of the method and assumptions used to calculate such expense, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. As of December 31, 2017, each non-management director listed in the table owned 1,601 RSUs, except Ms. Walters, who held no RSUs, and Mr. Parry, who held 668 RSUs.

(4)	The Company has not granted stock options to directors since 2007. As of December 31, 2017, no persons serving as a non-management director held any stock options.

(5)
Deferrals by directors under the 2008 Deferred Compensation Plan, including deferrals of RSUs, do not receive above-market earnings and therefore no amount with respect to those deferrals is included in the Table.

(6)
Directors are reimbursed for expenses incurred in attending board, committee and stockholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. We generally do not provide perquisites to our directors, other than small gifts provided at board meetings and upon retirement. Occasionally, a director may use Company-provided aircraft for travel to board meetings. Also, a director’s spouse may accompany him or her on Company business at our request. For example, spouses are invited to some of the board dinners we hold during the year in connection with board meetings. This policy involves a de minimus or no incremental cost to us, and we believe it serves a legitimate business purpose. The board does not provide any tax gross-ups on any director perquisites. No director received perquisites at or exceeding a total value of $10,000 in 2017.

Director Stock Ownership Guidelines
The board of directors considers Common Stock ownership by directors to be of utmost importance. The board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other stockholders. The board has therefore established minimum stock ownership guidelines for non-employee directors that require each director to own Common Stock having a value of at least five times his or her base annual cash retainer of $105,000. Each newly elected director has five years from the year elected to reach this ownership level. As of the computation date, December 31, 2017, all of our then current independent directors had attained the minimum stock ownership levels based on holdings, except for Ms. Hill, Mr. Brown, and Mr. Fowler, who joined the board in 2015, 2016, and 2017, respectively, who are on-track for compliance and are not required to meet the minimum stock ownership guidelines until 2020, 2021, and 2022, respectively.

Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chairman and chief executive officer, are independent.
The board of directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s corporate governance guidelines. The board reviews and determines the independence of each of the directors in accordance with these standards. The full text of the corporate governance guidelines is available on our website, www.celanese.com, by clicking “Investor Relations”, then “Corporate Governance”. These standards

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 27

Governance

incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. In addition, a director is not independent if certain other relationships exist.
The board, based on the recommendation of the nominating and corporate governance committee, affirmatively determined that eight of our current directors, Messrs. Brown, Fowler, Galante, Hoffmeister, Ihlenfeld and Wulff, and Ms. Blackwell and Ms. Hill are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Mr. Rohr, our Chairman and CEO, is the only current director who is not independent.
The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. When making the board’s director independence determination, the board was aware of, and considered, the relationships listed below. All the business relationships noted below were entered into on standard pricing and terms as arose in the ordinary course of our business. The amounts involved in each relationship did not exceed the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues. As a result, each qualified under a categorical standard of independence that the board previously approved and, therefore, none of the relationships were deemed to be a material relationship that impaired the director’s independence.

Director	Organization	Director’s Relationship to Organization	Type of Transaction, Relationship or Arrangement	Does the Amount Exceed the Greater of $1 million or 2% of either company’s Gross Revenues?
Jean S. Blackwell	Ingevity Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Ingevity	No
Bennie W. Fowler	Ford Motor Company and its subsidiaries and affiliates	Former Executive Officer (Group Vice President, Global Quality and New Model Launch)	Business Relationship - Routine sales to, and purchases from, Ford	No
Edward G. Galante	Praxair, Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Praxair	No
	Clean Harbors and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Clean Harbors	No
Kathryn M. Hill	Moody’s Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Moody’s	No
David F. Hoffmeister	Glaukos Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Glaukos	No
Jay V. Ihlenfeld	Ashland Global Holdings Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, Ashland	No
David C. Parry*	Illinois Tool Works Inc. and its subsidiaries and affiliates	Former Executive Officer (Vice Chairman)	Business Relationship - Routine sales to Illinois Tool Works	No
Farah M. Walters*	PolyOne Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, PolyOne	No
John K. Wulff	Chemtura Corporation and its subsidiaries and affiliates**	Director	Business Relationship - Routine purchases from Chemtura	No

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 28

Governance

* Mr. Parry and Ms. Walters were no longer members of our board at December 31, 2017.
**During 2017, Chemtura Corporation was acquired by Laxness A.G. and Mr. Wulff ceased serving on the board.
In addition, in compliance with the NYSE listing standards, we have an audit committee, a compensation and management development committee and a nominating and corporate governance committee that are each entirely composed of independent directors. Each of these committees have written charters addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.
Certain Relationships and Related Person Transactions
The board of directors has adopted a written policy regarding related person transactions (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, the Company or any of its subsidiaries is a participant, and any related party will have a direct or indirect material interest in the transaction or relationship. A related party is any person who is or was during the last fiscal year an executive officer, director or nominee for election as a director; a greater than 5 percent beneficial owner of Common Stock; or an immediate family member of any of these persons. Compensation paid to our named executive officers is not treated as an interested transaction under the Related Party Transaction Policy to the extent that it is disclosed as compensation in this Proxy Statement. In addition, a related party would not be deemed to have a “material interest” in a transaction simply due to such person’s position as an officer or director of the other party in the transaction or, in the case of simply being an employee of the other party to the transaction, if the aggregate amount involved in the subject year does not exceed the greater of $1,000,000 or two percent of that party’s annual revenues.
The audit committee reviews the material facts of all interested transactions that meet the requirements discussed above and therefore require the audit committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve or ratify an interested transaction, the audit committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In addition, the audit committee has delegated to the chairman of the audit committee the authority to pre-approve or ratify (as applicable) any interested transaction with a related party in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the audit committee, the Company provides the audit committee for its review a summary of each new interested transaction that was pre-approved by the chairman of the audit committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is to provide all material information concerning the interested transaction to the audit committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2017.
None of our directors are adverse to the Company in any pending litigation.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 29

Stock Ownership Information

STOCK OWNERSHIP INFORMATION
Principal Stockholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock as of February 20, 2018, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the named executive officers serving during the last fiscal year; and (iv) all present directors and executive officers of the Company as a group. The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rule 13d-3 and is based on the number of shares of Common Stock outstanding as of February 20, 2018, which was 135,823,207.

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

The Vanguard Group, Inc.(3)	11,797,038		—	11,797,038	8.7
Dodge & Cox(4)	10,962,170		—	10,962,170	8.1
Capital Research Global Investors(5)	9,768,727		—	9,768,727	7.2
BlackRock, Inc.(6)	7,108,708		—	7,108,708	5.2
Directors(7)(8)
Jean S. Blackwell	1,000		1,601	2,601	*
William M. Brown	100		1,601	1,701	*
Bennie W. Fowler	264		1,601	1,865	*
Edward G. Galante	3,697		1,601	5,298	*
Kathryn M. Hill	3,248		1,601	4,849	*
David F. Hoffmeister	40,194		1,601	41,795	*
Jay V. Ihlenfeld	4,257		1,601	5,858	*
John K. Wulff	26,074		1,601	27,675	*
Named Executive Officers(7)
Peter G. Edwards	3,642		—	3,642	*
Christopher W. Jensen	3,063	(9)	—	3,063	*
Kevin S. Oliver	15,066		—	15,066	*
Patrick D. Quarles	9,564		—	9,564	*
Mark C. Rohr (8)	371,869		30,032	401,901	*
Scott M. Sutton	34,123		—	34,123	*
All present directors, nominees and executive officers as a group (14 persons)(10)	517,013		42,840	559,853	*

*	Less than 1% of shares.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 30

Stock Ownership Information

(1)
Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through exercise of options or vesting of restricted stock units or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.

(2)
Reflects rights to acquire shares of Common Stock within 60 days of February 20, 2018, and includes, as applicable, shares of Common Stock issuable upon (i) the exercise of options granted under the 2009 GIP that have vested or will vest within 60 days of February 20, 2018, and (ii) the vesting of restricted stock units granted under the 2009 GIP within 60 days of February 20, 2018. Does not include (i) units in a stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Ms. Blackwell – 6,354 equivalent shares, Mr. Brown – 2,255 equivalent shares, Mr. Galante – 5,813 equivalent shares, Mr. Ihlenfeld – 5,813 equivalent shares, and Mr. Wulff – 17,523 equivalent shares, and (ii) the portion of long-term incentive plan PRSU or RSU awards that previously vested but remain subject to a 7-year hold requirement as follows: Mr. Jensen – 1,220 equivalent shares, and Mr. Oliver – 444 equivalent shares.

(3)
On February 8, 2018, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 4 to Schedule 13G with the SEC reporting beneficial ownership of 11,797,038 shares of Common Stock as of December 31, 2017, with sole voting power over 103,794 shares, shared voting power over 29,508, sole dispositive power over 11,666,570 shares and shared dispositive power over 130,468 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
On February 13, 2018, Dodge & Cox filed an Amendment No. 7 to Schedule 13G with the SEC reporting beneficial ownership of 10,962,170 shares of Common Stock as of December 31, 2017, with sole voting power over 10,312,968 shares and sole dispositive power over 10,962,170 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(5)
On February 14, 2018, Capital Research Global Investors (“Capital Research”) filed an Amendment No. 8 to Schedule 13G with the SEC reporting beneficial ownership of 9,768,727 shares of Common Stock as of December 31, 2017 with sole voting power and sole dispositive power over such shares. The address of Capital Research is 333 South Hope Street, Los Angeles, CA 90071.

(6)
On February 1, 2018, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC reporting beneficial ownership of 7,108,708 shares of Common Stock as of December 31, 2017, with sole voting power over 6,163,720 shares and sole dispositive power over 7,108,708 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)	Listed alphabetically. Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.

(8)	Mr. Rohr also serves as a director and his ownership information is set forth under “Named Executive Officers”.

(9)
Includes beneficial ownership of Common Stock by Mr. Jensen of 1,063 equivalent shares in the Celanese Stock Fund under the CARSP as of February 20, 2018. He has the ability to direct the voting of the Company’s Common Stock underlying these equivalent shares and the ability to change their investment options at any time.

(10)
Excludes shares held by Mr. Quarles and Mr. Jensen, who ceased employment with the Company on December 31, 2017 and March 2, 2018, respectively. Does not include 298,982 PRSUs (at target or actual performance for completed awards) held by our current executive officers as of February 20, 2018 subject to future performance and vesting conditions.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 31

Stock Ownership Information

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers (as defined) and persons who own more than ten percent of our Common Stock, to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Directors, officers and greater than ten percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations from our directors and officers that all reportable transactions were reported, the Company believes, to the best of its knowledge, that for the year ended December 31, 2017, all filing requirements applicable to its directors, officers and greater than ten-percent stockholders were complied with, with one exception:

•
The Company filed one Form 4 late on behalf of Scott M. Sutton, our Chief Operating Officer, which related solely to the rebalancing of investments in the Celanese Stock Fund in our Deferred Compensation Plan.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 32

Executive Compensation

EXECUTIVE COMPENSATION

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 33

Executive Compensation

ITEM 2: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers was designed by our compensation and management development committee to meet our compensation philosophy and objectives. The principles of the program have contributed to our strong performance and rewarded executives appropriately. See “Compensation Discussion and Analysis – Executive Summary” for a summary of our compensation philosophy, 2017 performance, pay decisions and additional compensation information.

We are presenting this “say-on-pay” proposal, which gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program through an advisory vote on the following resolution:
“Resolved, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, contained in this Proxy Statement.”
The board of directors recommends that stockholders endorse the compensation program for our named executive officers by voting FOR the above resolution. We believe that executive compensation for 2017 was reasonable and appropriate, and justified by our performance. Our compensation program is the result of a carefully considered approach and takes into account advice received from the compensation and management development committee’s independent compensation consultant.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the board of directors, or the compensation and management development committee, relating to the compensation of the named executive officers, or creating or changing any fiduciary duties or other duties on the part of the board of directors, or any committee of the board of directors, or the Company.
Vote Required
The voting on this proposal is advisory. Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. In 2017, our stockholders voted to have this advisory vote each year. In 2023, we will have another vote to determine the frequency of this advisory vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 34

Executive Compensation

Compensation Discussion and Analysis
Our Compensation Discussion and Analysis (“CD&A”) describes the objectives and elements of our executive compensation program, its alignment with performance, the 2017 compensation decisions regarding our named executive officers and other actions of the compensation and management development committee.
Executive Summary
Overview
Our compensation program for named executive officers is intended to

•	support the execution of our business strategy and long-term financial objectives;

•	attract, incentivize and retain a talented team of executives who will provide leadership for our success in dynamic, competitive markets and products, using balanced performance metrics;

•	align performance with the creation of long-term stockholder value and returns; and

•	reward executives’ contributions at a level reflecting Company performance and their individual performance.
Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
Our strategic plan is designed to enhance the overall growth of the Company sustainably. This strategic plan builds upon the Company’s differentiated business models in the Acetyl Chain and the Materials Solutions cores.1 In Acetyls, the business focuses on optimizing profitability by leveraging the flexibility in its operations and and an expansive global asset base. In Advanced Engineered Materials, a unique combination of one of the broadest materials portfolios in the industry and a project pipeline management system has set apart Celanese’s ability to deliver customer value. These economic models are underscored by an unwavering commitment to social responsibility, safety and environmental stewardship.  We have made strong progress toward the goals we created in 2015 and are on-track to deliver the milestones established for 2018. Our long-term objectives are to deliver annualized earnings and cash flow growth such that we consistently rank among the top tier chemical companies. We believe achieving these objectives will continue to significantly increase stockholder value.
Named Executive Officers
Our named executive officers for 2017 (“named executive officers” or “NEOs”) are:

Named Executive Officer	Title (as of December 31, 2017)
Mark C. Rohr	Chairman of the Board, Chief Executive Officer and President
Christopher W. Jensen	Executive Vice President and Chief Financial Officer*
Scott M. Sutton	Chief Operating Officer
Patrick D. Quarles	Executive Officer**
Peter G. Edwards	Executive Vice President & General Counsel
Kevin S. Oliver	Chief Accounting Officer, Controller and Acting Chief Financial Officer*
* Mr. Jensen resigned from the Company effective February 15, 2018 after a leave of absence. Mr. Oliver performed the functions of the Chief Financial Officer from October 2017 until the appointment of the new Chief Financial Officer. Mr. Oliver remains our Chief Accounting Officer.
** Until September 2017, Mr. Quarles served as our Executive Vice President and President, Acetyl Chain and Integrated Supply Chain, after which time he assisted in the transition of the management responsibilities for the Company’s Acetyl Chain and Integrated Supply Chain businesses until his departure from the Company upon the close of business on December 31, 2017.
___________________
(1) During 2017, the Company operated under a two core model: the Acetyl Chain, comprised of our Acetyl Intermediates and Industrial Specialties segments, and Materials Solutions, comprised of our Advanced Engineered Materials (or Engineered Materials without affiliates) and Consumer Specialties segments. The majority of the Consumer Specialties segment is our acetate tow business.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 35

Executive Compensation

2017 Performance Highlights
We anticipated headwinds coming into 2017 from acetate tow and our largest plant turnaround and a second-half loaded earnings profile. These headwinds materialized, as well as other unexpected challenges, including Hurricanes Harvey and Irma and an earthquake in Mexico. Nonetheless, we overcame these challenges through rigorous planning and responsiveness that offset these challenges and delivered strong results.
Net sales grew 13.9% and Adjusted EBIT(4) grew 6.1% driven by growth in Advanced Engineered Materials(5) and the Acetyl Chain that more than overcame the headwinds from the decline in acetate tow. The Acetyl Chain anticipated and positioned itself well for a stronger second half and delivered growth in spite of the largest planned turnaround at its Texas Clear Lake facility in the second quarter of 2017 and the impact of Hurricane Harvey. Advanced Engineered Materials grew by commercializing 2,232 projects, a 61% increase year over year, and through
______________________________

(1)
Adjusted earnings per share or Adjusted EPS is a non-GAAP financial measure that we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. See “Exhibit A” to this Proxy Statement for additional information concerning this performance measure and a reconciliation of this measure to diluted earnings per share, the most comparable U.S. GAAP financial measure.

(2)	Cumulative stock price appreciation plus dividends, with dividends reinvested.

(3)
Free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to our partner in our methanol joint venture. Free cash flow amounts noted above are net of pension contributions of $316 million and $300 million in 2017 and 2016, respectively, and a contract termination payment of $177 million in 2015. See “Exhibit A” to this Proxy Statement for additional information concerning this liquidity measure and a reconciliation of this measure to cash flow from operations, the most comparable U.S. GAAP financial measure.

(4)
Adjusted EBIT is a non-GAAP financial measure (“Adjusted EBIT”) that we define as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. See “Exhibit A” to this Proxy Statement for additional information concerning this performance measure and a reconciliation of this measure to net earnings, the most comparable U.S. GAAP financial measure.

(5)	During 2017, our Materials Solutions core was comprised of our Advanced Engineered Materials and Consumer Specialties segments.

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Executive Compensation

the Nilit and SO.F.TER. acquisitions. The Company also announced a proposed joint venture with the Blackstone Group to combine the respective acetate tow assets which would enable Celanese to de-risk and monetize its tow assets. Productivity gains across businesses and in support functions also contributed to earnings growth.
Strong overall growth and our commitment to return cash to stockholders contributed to a one-year total stockholder return of 38.5% for 2017 (nearly double the Company’s 2016 TSR), which was significantly higher than the S&P 500 index return of 21.8% for the year.
We believe the performance goals that drive our compensation program for the named executive officers were instrumental in helping us achieve strong financial performance in 2017 and navigating headwinds like the structural changes in the acetate tow industry and Hurricane Harvey.
Our net sales were $6.1 billion in 2017, up 13.9% from 2016.

•	We generated net earnings of $843 million in 2017, down 6.3%, primarily due to a higher GAAP tax rate in 2017, while Adjusted EBIT(4) was $1.36 billion in 2017, up 6.1% from 2016.

•
GAAP diluted earnings per share was $6.19, flat year over year, while adjusted earnings per share(1) for 2017 was $7.51, an increase of 13.6% over 2016 and a record, primarily due to an increase in product pricing, volume growth, productivity initiatives and a reduction in outstanding share count.

•	Cumulative total stockholder return(2) over the prior one-, three- and five-year periods was 38.5%, 89.1% and 161.4%, respectively. Our returns exceeded the S&P Index in all three periods.

•
Our cash flow from operations was $803 million, down 10.1% from 2016, while our free cash flow(2) was $509 million, down 18.3% from 2016. However, free cash flow was $825 million in 2017 before taking into account a $316 million voluntary contribution to our U.S. pension plans.

•	During 2017, we returned a record $741 million to stockholders:

◦
We increased the rate of our quarterly cash dividend per share by 27.8% and paid an aggregate of $241 million in cash dividends. We have paid cash dividends for 51 consecutive quarters and the compound rate of increase in the dividend per share has been approximately 35.7% since 2009.

◦	We repurchased $500 million of our Common Stock under our announced share repurchase program.

◦	We have returned $2.8 billion to stockholders since 2012 in the form of cash dividends on Common Stock and share repurchases.

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Executive Compensation

We achieved these results with a highly engaged and dedicated workforce.  Our global leadership team has been charged with accelerating the Company’s growth plans through ownership and accountability of the business objects as well as to continue to shape the culture of the organization.  For these reasons, during 2017, we implemented a career framework to provide our employees with clearer insight into the career opportunities at Celanese for both personal and professional development as we execute our growth plans.  To further engage our employees, we provide support for our employees through numerous employee resource groups that work together for the common good of our company and our communities.  Our employees continued their support of local communities, volunteering over 170,000 hours worldwide.
Rigorous Performance Goals for 2017
In February 2017, we established our 2017 annual incentive plan, as described more fully below, which uses Adjusted EBIT as the primary financial performance measure, as well as working capital and three stewardship performance measures. Also in 2017, we implemented a long-term incentive plan, as described more fully below (the “2017 LTIP”), under which we awarded performance-based restricted stock units (“PRSUs”) to each of our named executive officers. The PRSUs become earned based on our achievement of Adjusted EPS growth and return on capital employed goals for a three-year performance period (2017-2019). See “2017 Compensation Decisions” below.
When the compensation and management development committee set the performance hurdles for the 2017 annual incentive plan and the 2017 LTIP, they considered our strategic plan, annual operating plan and the headwinds facing the Company. It was anticipated that these headwinds would only partially be balanced by anticipated benefits to Advanced Engineered Materials from the pipeline model, new acquisitions and productivity efforts.
Taking these considerations into account, the compensation and management development committee set Adjusted EBIT hurdles for the Company under our 2017 annual incentive plan as follows:

	2016	Percentage Y-o-Y Improvement for 2017 Annual Incentive Plan Payout
Metric	Actual	Threshold	Target	Superior
Adjusted EBIT(1)	$1,278 million	0%	3%	8%
(1) See “Exhibit A”.
The working capital as a percentage of net sales level required to achieve a superior level of performance was set at a level on par with the top quartile of chemical companies in the Dow Jones Chemical Index. The required level for threshold and target performance was maintained from the prior year because it is substantially higher than median performance of other chemical companies in the index.
The stewardship metrics were also made more difficult to achieve than the prior year with the injury level for superior performance for employee/contractor injuries reduced by 6% over the prior year and the injury level for target performance set at top decile performance among chemical companies. Also, the level of performance for target process safety was reduced by 27% over the prior year and the type of events measured were expanded to include releases that result in fire, explosion, community impact or exceed a threshold quantity. In addition, the threshold of reportable quantity for environmental releases was changed from greater that 20% of reportable quantity to greater than 15%.
The compensation and management development committee set the target Adjusted EPS hurdle for the 2017 LTIP (a combined level of Adjusted EPS for 2017, 2018 and 2019) at a level that reflects positive growth over the prior year.

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Executive Compensation

2017 Payouts Aligned to Performance
As summarized in the table below and described more fully below, our Adjusted EBIT for 2017 represented 6.1% growth over the prior year, our working capital as a percent of net sales exceeded target at 16.4%, and our aggregate performance on the stewardship metrics exceeded target. The compensation and management development committee approved an overall annual incentive (bonus) plan payout of 158% of target under the plan.

2017 Annual Incentive Plan Performance Measure	Actual Result	Achievement as a % of Target
Adjusted EBIT Growth	Exceeded target	163%
Working Capital as % of Net Sales	Exceeded target	169%
Stewardship:
Occupational Safety	Target	100%
Process safety	Below target	63%
Environmental	Maximum	200%
Total Aggregate Payout		158%

Our Response to the 2017 Advisory Vote and Stockholder Feedback
In 2017, stockholders continued their strong support of our executive compensation programs with 98.5% of the votes cast for approval of the “say-on-pay” proposal at the 2017 Annual Meeting of Stockholders. Nevertheless, consistent with its strong interest in stockholder engagement, communication and transparency, the compensation and management development committee has continued to examine our executive compensation program to assure alignment between the interests of our senior executives and stockholders, and will consider the outcome of the 2018 vote when making future compensation decisions for executive officers.
Beyond consideration of the annual “say-on-pay” vote, the Company regularly engages with stockholders to better understand their perspectives. During 2017, we contacted stockholders collectively owning more than 60% of our shares and held one on one or group discussions with stockholders collectively owning more than 50% of our shares on topics such as corporate strategy, cash deployment, executive compensation plan design and practices, governance and social responsibility. These discussions provided valuable insights into our stockholders’ views on executive compensation programs and corporate governance practices. We continue to actively seek feedback from our investors, listen to their concerns, and make appropriate changes to our compensation plans. Additional information about stockholder engagement is included on page 23.

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Executive Compensation

We Follow Compensation Governance Best Practices
The compensation and management development committee and management periodically review the compensation and benefit programs for our named executive officers and other employees to align them with our philosophy and objectives. Accordingly, the Company has adopted a number of practices over the last several years that favorably affect our executive compensation program:

What We Do

ü	100% independent directors on our compensation and management development committee
ü	Conduct an annual ”say-on-pay” advisory vote for stockholders
ü	Provide a significant proportion of NEO compensation in the form of performance-based compensation
ü	Pay for performance, including using a high percentage of performance stock units for the annual equity grant to align interests with stockholders
ü	Use appropriate comparator group when establishing compensation
ü	Balance short- and long-term incentives, aligning long-term incentives with stockholder returns
ü	Include caps on individual payouts in incentive plans
ü	Include a clawback policy in our long-term incentive plans
ü	Market-aligned stock ownership guidelines requiring CEO to hold 6x base salary (3x for other NEOs)
ü	Use double-trigger vesting for change in control in our long-term equity awards (i.e., participant must have been terminated after the event to receive benefits)
ü	Condition grants of long-term incentive awards on execution of a non-solicitation / noncompetition agreement
ü	Mitigate undue risk taking in compensation programs
ü	Use of an independent executive compensation consultant reporting to the committee
ü	Process for reviewing executive compensation consultant and advisor independence
ü	Anti-hedging and anti-pledging provisions included in our Insider Trading Policy

What We Don’t Do

X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except for relocation benefits (for all employees)
X	No employment agreements
X	No stock option repricing, reloads or exchange without stockholder approval
X	No dividend equivalents paid on unvested equity awards
In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plans to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment”.

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Executive Compensation

Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus is to deliver continued earnings growth and superior value creation for our stockholders. To that end, we have adopted a pay-for-performance compensation program that is designed to reward executives for superior company and individual performance through awards of annual and long-term incentives. At the same time, these programs are intended to be sufficiently competitive with our compensation peer companies so as to also attract and retain highly qualified personnel. We believe that our current compensation program is both attractive to our executives and aligned with the best interests of our stockholders. Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our stockholders, and focused on attracting, rewarding and retaining talent as described below:

•
Competitive – pay should be set at a level for the role that is competitive to our peers with whom we compete for talent, is equitable among our executive officers, and recognizes the knowledge, skills and attributes of our executive officers;

•	Performance-based – pay should reward individual and Company performance when pre-established short- and long-term goals are met or exceeded and provide for consequences when such targets are not met;

•	Aligned with Stockholders – incentive plans should encourage long-term increases in stockholder value; and

•	Focused on Talent – pay should be designed to attract, motivate and retain key executives.

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Executive Compensation

Elements of Compensation
The table below summarizes the current elements of our compensation program for named executive officers and how each element supports the Company’s compensation objectives:

Compensation Element	Description		Competitive	Performance- Based	Stockholder Alignment	Talent Focus

Base Salary (refer to page 45)	•	Fixed level of compensation	ü			ü

Annual Incentive Plan (Bonus) (refer to page 45)	•	Performance-based, cash incentive opportunity	ü	ü	ü	ü
■ 2017 plan measures are Adjusted EBIT, working capital as a percentage of net sales, and stewardship metrics (injuries, process safety and environment)

Long-Term Incentive Awards (refer to page 49)

Performance- based Restricted Stock Units	•	Performance-based, long-term equity incentive plan	ü	ü	ü	ü
■ 2017 plan measures are Adjusted EPS and ROCE(2) over a three-year performance period (2017-2019), with a limit on the Adjusted EPS payout if relative total stockholder return is below a threshold

Stock Options(1)	•	Variable pay based on increases in our stock price over time ■ None granted to NEOs in 2017	ü	ü	ü	ü

Time-based Restricted Stock Units(1)	•	Awards vest over minimum three-year term ■ Granted to two NEOs in 2017	ü		ü	ü

Retirement Plans (refer to pages 52 and 64)	•	Celanese Americas Retirement Savings Plan	ü			ü
	•	Celanese Americas Supplemental Retirement Savings Plan	ü			ü
	•	Celanese Americas Retirement Pension Plan(3)	ü			ü

Severance Arrangements (refer to page 67)	•	Executive Severance Benefits Plan	ü			ü
	•	Change in Control Agreement	ü		ü	ü
Deferred Compensation Plan (refer to page 65)	•	Deferred Compensation Plan	ü

(1)	Available for grant to new hires, for promotion awards and in special circumstances.

(2)	See “Executive Summary – Our Response to the Advisory Vote and Stockholder Feedback“ and ”Exhibit A”.

(3)	Plan frozen as of December 31, 2013 except for interest accruals. See “2017 Pension Benefits Table”.

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Executive Compensation

Setting Total Compensation

Our compensation-setting process consists of establishing overall target total compensation for each named executive officer and then allocating that compensation among base salary, annual incentive plan awards, and long-term incentive awards. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements, we utilize a compensation mix more heavily weighted towards variable and incentive compensation. The compensation and management development committee believes that the CEO’s compensation should be the most heavily weighted towards variable and long-term incentive awards to align his compensation with stockholder interests relative to other named executive officers. Accordingly, 100% of our CEO’s 2017 annual long-term incentive award (which accounted for about 73% of his total targeted compensation) was allocated to PRSUs, and about 89% of his total targeted compensation was variable.

CEO Target Pay Mix

11%
16%
73%
Base Salary
Annual Incentives
Long-Term Incentives

To establish the appropriate target level of compensation for the CEO and each named executive officer, each compensation element is reviewed by the compensation and management development committee against market data for the role for our compensation comparator group provided by the compensation and management development committee’s independent compensation consultant. The compensation and management development committee’s philosophy is to target each executive officer’s compensation to be generally at the median of, and also competitive with, members of our comparator group for target total annual cash compensation (base salary plus target annual incentive plan award) and target total direct compensation (total annual cash compensation plus the grant value of long-term incentive awards). General industry compensation survey data was also presented by the independent compensation consultant and considered. Since a majority of the total compensation of our executive officers is performance-based and, therefore, “at risk”, actual compensation is determined by Company performance and, with respect to the annual incentive bonus plan, individual performance against pre-established objectives. To the extent that we exceed our annual performance targets and an executive officer significantly exceeds individual performance objectives, our compensation program is designed to reward such executive officer by paying total compensation greater than the median level of the comparator group. To the extent that we do not achieve our annual performance targets or an executive officer’s individual performance does not meet expectations, our compensation program is designed to reduce the amount of total compensation received by such executive officer.
Setting compensation targets based on comparative market and industry data is intended to ensure that our compensation practices are competitive in terms of attracting, rewarding and retaining executives. In addition, because each executive officer’s target compensation is set by reference to persons with similar duties at companies in our comparator group and/or general industry, the compensation and management development committee does not establish any fixed relationship between the compensation of the CEO and that of any other executive officer. Internal pay equity among the other executive officers is also considered when setting compensation targets. The level of responsibility, scope of role and impact to the organization are all taken into consideration.
Although the compensation and management development committee strives to set executive compensation at levels that are competitive with the comparator companies, it does not rigidly adhere to a particular target in determining executive compensation. Any executive officer’s total compensation may vary from the targets due to various other factors, including exceptionally strong or weak Company performance, or particularly strong or weak individual performance, over the prior year. The compensation and management development committee also takes

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Executive Compensation

into account additional individual factors when establishing total executive compensation levels, including an executive’s position within the Company, level of experience, tenure and need for retention.
Our Compensation Comparator Group
As noted above, the compensation and management development committee’s independent compensation consultant provided an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The compensation and management development committee, with the assistance of the independent compensation consultant, identified the companies to be included in the comparator group.

How the comparator group was chosen		How we use the comparator group

ü	Comparable size based on revenue	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Major global operations
ü	Chemical industry participant	ü	To assess competitiveness of total direct compensation
ü	Market capitalization	ü	To benchmark the form and mix of equity
ü	Number of employees	ü	To evaluate share utilization (overhang levels and run rate)
ü	Complexity of business	ü	To benchmark share ownership guidelines
ü	Comparable NEO roles and responsibilities	ü	As an input in designing compensation plans, benefits and perquisites

The comparator group used by the compensation and management development committee in setting pay for 2017 was as follows:

Air Products & Chemicals, Inc.	Huntsman Corp.
Albemarle Corporation	Monsanto Company
Ashland Inc.	PolyOne Corporation
Axalta Coating Systems Ltd.	PPG Industries Inc.
Eastman Chemical Co.	Praxair Inc.
Ecolab Inc.	RPM International Inc.
FMC Corp.	The Sherwin-Williams Company

During 2017, after pay setting, the compensation and management development committee reviewed the comparator group and, based on a recommendation from the independent executive compensation consultant to increase the number of companies in the group, determined to make modifications that would impact the comparator group and pay setting beginning in 2018. CF Industries Holdings Inc., International Flavors & Fragrances Inc., LyondellBassell Industries N.V. and The Chemours Company were added.

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Executive Compensation

2017 Compensation Decisions
Base Salary
The compensation and management development committee annually reviews and approves the base salaries for the CEO and each of the other named executive officers. In making a determination of the appropriate level of an executive officer’s base salary, the compensation and management development committee considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience and individual performance, (iii) how the executive’s base salary compares to that of the Company’s other executives, and (iv) how the executive’s base salary compares to the base salary of similarly-situated executives at companies in our peer group or in compensation surveys we review. As a result of these factors, base salaries may actually be set higher or lower than the median level of similarly-situated executives at companies in our comparator group, when appropriate.
Certain of our named executive officers received base pay increases effective in March 2017, in amounts ranging from 4% to 6%, based on the compensation and management development committee’s application of the above factors and expansions in roles for the new year. Mr. Sutton was appointed chief operating officer in March 2017, and received a 17.9% base pay increase in October 2017 for that promotion.
Annual Incentive Plan Awards
Plan Summary
A target annual incentive plan award, expressed as a percentage of annual base salary, is set for each named executive officer based on the market data for his or her position and his or her level within the organization. Target bonus percentages for each named executive officer are shown in the chart below. For 2017, the actual annual incentive plan award that an executive officer could receive ranged from 0% – 300% of his or her target annual incentive plan award based on our achievement of certain business, financial and stewardship performance targets and the achievement by the executive officer of personal objectives established for him or her at the beginning of the year. Each performance measure has a threshold, target and superior level, and failure to achieve threshold performance on any performance measure produces a zero payout for that measure, regardless of the individual results. See page 48 for the detailed performance measures and performance levels for 2017. An individual performance modifier for each executive officer (other than the CEO) is recommended to the compensation and management development committee by our CEO after the end of the fiscal year, based on his assessment of the satisfactory completion of the various individual objectives. The formula for determining the actual payout for each executive officer is as follows:
Eligible earnings is defined as the actual amount of base pay that is earned for the year. This amount includes any base salary adjustments that might have been made throughout the year. Mr. Sutton was appointed chief operating officer in March 2017, but he did not receive a base pay increase or target bonus increase until October 2017. For this reason, and in light of the extensive change in his role during 2017, the committee set Mr. Sutton’s 2017 annual incentive plan award with reference to his end of year salary rate instead of his eligible earnings. The annual incentive plan award is paid in March of the year following the performance period.

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Executive Compensation

For 2017, the target annual performance bonus award for each of the named executive officers was as follows:

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Base Salary)
Mark C. Rohr	135%
Christopher W. Jensen	80%
Scott M. Sutton	100%
Peter G. Edwards	75%
Kevin S. Oliver	45%

Company Goals and Objectives

The 2017 annual incentive plan awards were based on our achievement of incremental levels of Adjusted EBIT, a working capital component, and stewardship goals relating to occupational and process safety and the environment. Within each of these performance metric areas, there are three incremental performance levels, which are referred to internally as threshold, target and superior. The target level for all metrics is set at amounts that generally reflect our internal, confidential business plan at the time the awards are established, and take into account known headwinds / tailwinds and economic conditions. These goals generally require a high level of performance over the one-year performance period to be achieved. Threshold and superior levels are set as a percentage of target (except for the stewardship goals, which for 2017 are set in absolute incidents) and are designed to provide a smaller award for lower levels of acceptable performance (threshold) as well as to reward exceptional levels of performance (superior).

Rewarding Performance that Drives Business Success

The annual incentive plan encourages executive officers to focus on financial performance for the fiscal year by basing 85% of the award on the following metrics:

• Adjusted EBIT

• Working Capital

Performance Assessment
The compensation and management development committee believes that individual performance goals are appropriate instruments for measuring individual contributions to strategic corporate initiatives and therefore the individual performance modifier is a key component to the annual incentive plan decision.
At the beginning of each fiscal year, the CEO and the compensation and management development committee jointly set the annual, individual performance objectives for the CEO. Performance against goals is reviewed throughout the year on a periodic basis. The principle individual performance objectives for the CEO during 2017 included the following:

•	Manage capital expenditures while assuring a successful Clear Lake total site outage / turnaround;

•	Further develop pipeline management for the Advanced Engineered Materials segment;

•	Increase safety awareness;

•	Make employee engagement more purposeful, operational and effective as the Company continues to build a diverse and inclusive culture; and

•	Expand our corporate responsibility in the areas of community outreach and volunteerism.
At the end of the fiscal year, the CEO submits to the compensation and management development committee and the full board a performance self-assessment. The performance assessment is based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the

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Executive Compensation

CEO is used by the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan.
At the beginning of each fiscal year, each named executive officer (excluding the CEO) jointly sets their annual, individual performance objectives with the CEO, subject to review and approval by the compensation and management development committee. Individual performance objectives for the other named executive officers in 2017 included specific objectives related to execution against critical corporate initiatives and our strategic plan, cost reduction, human resource development and leadership alignment. At the end of the fiscal year, the CEO conducts a final review with each of his direct reports, including each named executive officer, and rates their performance. The CEO then submits to the compensation and management development committee a performance assessment and compensation recommendation for each of the named executive officers. The performance evaluations are based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the named executive officers is used by the CEO and the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan award.
The compensation and management development committee reviews and evaluates the CEO’s self-assessment of performance against objectives and, with input from the full board and the independent compensation consultant, determines in executive session the individual performance modifier assigned to the CEO for the recently completed year and base salary adjustments for the new year. The compensation and management development committee reviews and approves the base salary adjustments and the individual performance modifiers for the other named executive officers, based in part on recommendations by the CEO. The compensation and management development committee’s assessment of each named executive officer’s performance relative to Company and personal objectives was communicated to the executive.
In setting the CEO’s individual performance modifier for 2017 at 125.8%, the compensation and management development committee considered a number of the CEO’s accomplishments in 2017, including:

•	Executing on all aspects of the financial plan which led to record setting levels of adjusted earnings per share;

•	Returned $741 million to stockholders through dividend increases and repurchases of shares, together with annual total stockholder return of 38.5%;

•	Onboarded a new general counsel and chief human resources officer;

•	Added a new director to the board;

•	Substantially integrated two acquisitions;

•	Held top managers accountable to take leadership roles in creating a strong culture of diversity and inclusion;

•	Initiated a global career framework, which allows employees to progress in various roles throughout the organization

•	Established a global charter for employee resource groups;

•	Substantially improved safety performance of acquired businesses and maintained record stewardship results in the areas of process safety and environmental events;

•	Grew pipeline closes by 61% to 2,232 in the Advanced Engineered Materials segment; and

•	Increased volunteerism across Celanese with employees investing over 170,000 hours of their time in the communities we work and live in.

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Executive Compensation

Based on the compensation and management development committee’s evaluation of company and individual performance, it awarded annual incentive plan awards for 2017 for the CEO and the remaining executive officers, which are shown in the “2017 Summary Compensation Table” below under the “Non-Equity Incentive Compensation” column.
2017 Performance Summary
The threshold, target and superior performance levels, as well as the actual performance levels and corresponding payout percentages, for the performance measures used in the 2017 annual incentive plan, which were approved by the compensation and management development committee, were as follows:

Metric	Weighting	Threshold	Target	Superior	Actual	Achievement	Payout %
Adjusted EBIT Growth(1)	65%	0%	3%	8%	6%	163%	106%
Adjusted EBIT Amount		$1,278	$1,316	$1,380	$1,356
Working Capital as % of net sales(2)	20%	18.4%	17.4%	16.4%	16.4%	169%	34%
Stewardship:
Occupational Safety(3)	5%	38	20	15	20	100%	5%
Process Safety(4)	5%	15	11	9	13	63%	3%
Environment(5)	5%	16	12	10	2	200%	10%
Aggregate business performance modifier							158%

(1)
For purposes of calculating the 2017 annual incentive plan award, Adjusted EBIT is defined as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes and further adjusted for Certain Items. See “Exhibit A”. The percentages for Threshold, Target and Superior reflect the required percentage improvement over the prior year’s Adjusted EBIT of $1.278 billion.

(2)
For purposes of calculating the 2017 annual incentive plan award, the working capital component is defined as (a) third-party accounts receivable plus (b) inventory less (c) third-party accounts payable divided by (d) net sales annualized, computed monthly and compared with monthly targets. The table reflects the full year average of the monthly results compared to the targets. Working capital excludes the working capital associated with acquisitions closed in 2017.

(3)
For purposes of calculating the 2017 annual incentive plan award for occupational safety, the number of Company injuries is expressed as actual recordable incidents and lost time injuries (as defined in OSHA regulations) of our employees and on-site contractors world-wide, exclusive of employees / contractors of our recently acquired companies.

(4)
For purposes of calculating the 2017 annual incentive plan award, process safety includes the actual number of incidents of an unplanned or uncontrolled release of primary containment in a process that results in an injury, fire, explosion, community impact or exceeds a threshold quantity.

(5)
For purposes of calculating the 2017 annual incentive plan award, environment stewardship includes the actual number of serious and major chemical releases into the environmental (defined as a release that is greater than 15% of the reportable quantity).

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Executive Compensation

Long-Term Incentive Compensation
Philosophy
In furtherance of our long-term compensation strategy, we offer a compensation mix that provides appropriate incentives to meet our objectives of providing competitive pay packages for talented executives, delivering compensation that is performance-based, and aligning management’s interests with those of stockholders. As described above in the “Elements of Compensation” table, long-term incentives in the form of equity awards support our compensation objectives and are consistent with our overall strategy to attract, motivate, reward and retain top performers. Since 2009, the compensation and management development committee has annually granted (except in 2012) long-term incentive awards to our executive officers with overlapping performance periods to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards serve as a significant retention tool to dissuade them from leaving the Company. The Company makes these awards under our stockholder-approved 2009 Global Incentive Plan (the “2009 GIP”).
As discussed under “Setting Total Compensation” above, the total award value for the long-term incentives is determined by the compensation and management development committee each year in its discretion as part of setting total annual compensation, taking into account market data from our comparator group and, where the comparator group did not have corresponding executives with similar roles, then from survey data. The award value is then divided by the grant date fair value of the award to determine the number of units actually awarded. The starting value for the award, however, does not represent the actual compensation the named executive officer will realize. These awards are intended to focus the named executive officers on future company performance, and the actual value realized by a named executive officer will depend on our performance over time and the named executive officer’s continued employment with the Company. See “2017 Grants of Plan–Based Awards Table” for additional information.
Awards Granted in 2017
Annual Performance Award. For 2017, the compensation and management development committee approved a long-term incentive plan design (the “2017 LTIP”) under the 2009 GIP pursuant to which awards of PRSUs were made to our named executive officers. The design of the 2017 LTIP was substantially similar to the 2016 LTIP. PRSUs granted on February 9, 2017 facilitate stock ownership and will vest on February 15, 2020, subject to adjustment (0-200% of targeted amount) based on the Company’s achievement of target levels of adjusted earnings per share and return on capital employed during a three-year performance period (2017-2019) as described in the following table:

		Payout Level
	Metric Weighting	Below Threshold	Threshold	Target	Superior
Adjusted EPS(1) Growth(2)	70%	0%	50%	100%	200%(4)
Return on Capital Employed(1)(3)	30%	0%	50%	100%	200%

(1)
Adjusted EPS is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. Return on Capital Employed (ROCE) is defined as Adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net, trade working capital (calculated as trade receivables, net plus inventories less trade payables - third party and affiliates), goodwill, intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests. See “Exhibit A” for definitions and additional information.

(2)
The Adjusted EPS goals will be determined by comparing the increase in the cumulative amount of Adjusted EPS over the three-year performance period (2017-2019) to the Adjusted EPS for fiscal 2016. The cumulative measure incorporates long-term compound annual growth rates determined by the compensation and management development committee.

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(3)
The Company’s three-year average ROCE will be compared to benchmarks for Threshold, Target (a range) and Superior set by the compensation and management development committee. ROCE goals are established in a manner that focuses management on value creation through the effective deployment of shareholder capital.

(4)	The payout on the adjusted earnings growth measure will be limited if the Company’s three-year relative total stockholder return is in the bottom quartile of the S&P 500 Index.
We disclose the specific performance targets for our incentive plans after completion of the relevant performance period. We will show the performance targets and results for the 2017 PRSUs in the spring 2020 proxy statement after completion of the performance period. There were no prior grants of PRSUs with a performance period ending in 2017.
Other Awards. Mr. Edwards received a time-based restricted stock unit (RSU) award in January 2017 as part of his new hire package. In addition to the 2017 LTIP, Mr. Oliver received RSUs in February 2017. These RSU awards vest over 3 years from the grant date.
Executive Pay Parity
The disparities in Mr. Rohr’s total compensation as compared to that of the other named executive officers exist because his responsibilities are greater and his ability to impact the future of the Company is greater. The average total direct compensation (base salary, actual annual incentive plan award and grant date fair value of long-term incentives) awarded to the named executive officers was 20.8% of the total compensation of the CEO. Mr. Jensen’s, Mr. Sutton’s, Mr. Quarles’, Mr. Edwards’ and Mr. Oliver’s total compensation consisted of 21.0%, 28.8%, 16.0%, 33.9% and 7.7% of Mr. Rohr’s total compensation, respectively. The compensation and management development committee believes that these compensation relationships effectively reflect each named executive officer’s level of responsibility and our core compensation philosophy.
Compensation Governance
Compensation and Management Development Committee Oversight
The compensation and management development committee is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our stockholders’ interests. Specifically, the compensation and management development committee is responsible for:

•	reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other named executive officers;

•	evaluating the performance and compensation of the CEO and our other named executive officers in light of their established goals and objectives;

•	reviewing and approving both target and actual pay levels of the CEO and our other named executive officers; and

•
reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan award and our long-term incentive plans, and all grants of awards under such plans to our executive officers.

Our compensation and management development committee is comprised entirely of independent directors (as defined under NYSE listing standards) who are also non-employee directors (under SEC rules) and outside directors (under IRS rules).
Role of the Compensation Consultant in Making Decisions
Pursuant to its charter, the compensation and management development committee has the sole authority to retain and terminate any compensation consultant.
During 2017, the compensation and management development committee retained Willis Towers Watson PLC (“Willis”) as its independent outside compensation consultant to advise it in connection with executive

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compensation matters. Representatives of Willis regularly attend compensation and management development committee meetings as requested by its chair, and report directly and exclusively to the compensation and management development committee on matters relating to compensation for the named executive officers. In 2017, Willis provided the following services to the compensation and management development committee:

•	analyzed and benchmarked incentive plan targets;

•	reviewed and provided guidance on compensation plan design;

•	reviewed the composition of our compensation comparator group and recommended modifications;

•	conducted an analysis of our compensation for the CEO and the other named executive officers, and assessed how target and actual compensation aligned with our philosophy and objectives; and

•
provided market data, historical compensation information, internal equity comparisons, share usage and dilution, competitive practice information, and recommendations regarding compensation trends, compensation strategy and our proxy statement.

In addition, Willis analyzed and benchmarked non-employee director compensation at the request of the nominating and corporate governance committee.
In addition to the executive compensation services provided by Willis to the compensation and management development committee, and the director compensation services provided to the nominating and corporate governance committee, specialized teams at Willis and affiliates provided certain services to the Company in 2017 at the request of management consisting of (i) pension valuation services for broad-based defined benefit plans that we sponsor; (ii) total rewards consulting services, including advice in connection with union negotiations, annuity purchases, and analysis for M&A activity; (iii) non-customized executive and non-executive compensation survey data, and (iv) insurance procurement services for directors’ and officers’ and other specialized insurance coverages. In fiscal 2017, the Company paid $203,728 to Willis for its executive compensation services to the compensation and management development committee and approximately $1,948,500 to Willis for its other services to the Company.
The compensation and management development committee believes that, given the nature and scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC and NYSE rules and did not impair Willis’s ability to provide independent advice to the compensation and management development committee concerning executive compensation matters and concluded that no such conflicts of interest existed. In making this determination, the compensation and management development committee considered, among other things, the following factors: (i) the types of non-compensation services provided by Willis, noting in particular that many of the services had been provided to the Company by the former Towers Perrin firm since 2003 (pension and compensation) and by the former Willis & Co. firm since 2008 (insurance brokerage), and that the Willis personnel who perform these additional services for the Company operated separately and independently of the Willis personnel that perform executive compensation-related services for the committee, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Willis’s total revenues for the period, (iii) Willis’s policies and procedures that are designed to prevent conflicts of interest, (iv) the committee’s decision to engage Willis, and the fact that the committee, in its discretion, determines whether to retain or terminate Willis as its executive compensation consultant, (v) Willis representatives who advise the compensation and management development committee do not provide any other services to the Company, (vi) there are no other business or personal relationships between Company management or members of the compensation and management development committee, on the one hand, and any Willis representatives who provide compensation services to the Company, on the other hand, and (vii) neither Willis nor any of the Willis representatives who provide executive compensation services to the Company own any Common Stock or other securities of the Company (except potentially in passive investments where the investment decision is made by external managers).
In compliance with SEC and NYSE requirements regarding the engagement of executive compensation consultants, Willis provided the compensation and management development committee with a letter, considered by the

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committee, confirming facts regarding the independence of such firm’s directors, consultants and employees who advise the committee on executive compensation matters.
Role of Management in Making Decisions
The compensation and management development committee regularly meets with the CEO and the senior vice president and chief human resources officer (CHRO) to receive reports and recommendations regarding the compensation of our named executive officers other than the CEO. In particular, the CEO submits recommendations, as appropriate, to the compensation and management development committee on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each named executive officer (other than himself). Recommendations are developed in consultation with the senior vice president and CHRO (other than for herself) and the compensation and management development committee’s independent compensation consultant and are accompanied by peer company and general market data prepared by such consultant. In addition, the CEO makes recommendations to the compensation and management development committee on the individual performance modifiers used to determine each named executive officer’s actual payout under the annual incentive plan award. Although the compensation and management development committee considers the CEO’s recommendations, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the compensation and management development committee after discussion with the board. The CEO does not make any recommendations to the compensation and management development committee regarding his own compensation.
Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a total pay program that is sufficiently competitive with the members of our compensation comparator group so as to attract and retain highly qualified personnel, our named executive officers receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Retirement Benefits
Our named executive officers participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base, and our qualified and non-qualified 401(k) plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. Our pension plans were frozen during 2013 and have been replaced with additional employer contributions under our qualified 401(k) plan. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our named executive officers. As a result, the compensation and management development committee’s decisions to grant annual incentive awards (whether cash or equity) do not create any additional retirement benefits under these plans for our named executive officers. For more information about these plans, see “2017 Summary Compensation Table”, “2017 Pension Benefits Table” and “2017 Nonqualified Deferred Compensation Table”.
Perquisites
Our named executive officers receive health and welfare benefits, such as group medical, group life and long-term disability insurance coverage, under plans generally available to all other U.S.-based salaried employees. Consistent with our pay-for-performance policy, we provide our named executive officers with limited executive fringe benefits and perquisites. These are described in the notes to the “2017 Summary Compensation Table”.

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Severance Plan
In order to have a competitive benefit that allows for consistent administration without negotiations of special payments, we have an Executive Severance Benefits Plan (“Severance Plan”) for our named executive officers. The Severance Plan provides cash payments upon involuntary termination without cause, but is not available in the event of a change in control to individuals that have a change in control agreement as described below. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our named executive officers to ensure that management will objectively consider potential transactions that may benefit stockholders without regard to potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information. In approving the form of change in control agreement several years ago, the compensation and management development committee considered the prevalence of such agreements among similarly-situated executives at the companies in our compensation comparator group based on data collected for the Company by the compensation and management development committee’s then independent compensation consultant. The compensation and management development committee also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our named executive officers contains a tax gross-up.
No Employment Agreements
We do not have any employment agreements with any of our executive officers. All of our executive officers are “at will” employees.
Executive Stock Ownership Requirements
The compensation and management development committee has adopted stringent stock ownership guidelines for our named executive officers. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) PRSUs and RSUs that have vested with delayed settlement under our prior hold requirement, (iii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, (iv) 60% of unvested restricted stock awards, (v) 60% of earned but undistributed PRSUs that will vest within one year of the measurement date and (vi) 60% of unvested RSUs that will vest within one year of the measurement date. Stock options do not count towards the ownership requirements. Failure to meet stock ownership requirements, or failure to make a meaningful effort to do so, may result in the executive officer not receiving future base salary increases or long-term incentive awards, and may also make the executive officer ineligible for promotion.

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The following table sets forth, the ownership requirement (expressed as a multiple of base salary) for each of our named executive officers employed by us at year-end and the shares or equivalents owned (expressed as a multiple of base salary) as of December 31, 2017 under our current ownership guidelines:

Named Executive Officer	Minimum Required Ownership	Ownership as of December 31, 2017(1)(2)
Mark C. Rohr	6 times base salary	30.3 times base salary
Christopher W. Jensen	3 times base salary	6.4 times base salary
Scott M. Sutton	3 times base salary	4.9 times base salary
Patrick D. Quarles	3 times base salary	5.1 times base salary
Peter G. Edwards	3 times base salary	0.6 times base salary
Kevin S. Oliver	2.5 times base salary	4.3 times base salary

(1)	Calculated using $94.04, the average of the 2017 high and low share prices, and total salary paid during 2017.

(2)	Mr. Edwards is on track for compliance with the ownership guideline by the January 2022 deadline, based on his hire date.
Executive Compensation Clawback Policy
In order to further align management’s interests with the interests of stockholders and support good governance practices, our compensation and management development committee adopted a clawback (also known as a recoupment) policy applicable to long-term incentive plan awards to an employee along with bonuses paid out under our annual incentive plan. The policy prohibits the awardee from (i) disclosing confidential or proprietary information, (ii) competing with us, and (iii) soliciting or hiring employees, former employees or consultants of ours for a period of one year following the termination of the awardee’s employment with us for any reason. In the event that the awardee violates the provisions of the recoupment policy, the covered awards will cease vesting and the awardee will forfeit any rights to the covered awards and will be required to deliver to us any amount received from the long-term incentive cash award or gain realized on any stock option exercises or any other transaction relating to an equity award granted by us.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and chief financial officer will be required to reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.
Tally Sheets
From time-to-time, the compensation and management development committee reviews a summary report, or “tally sheet,” prepared by management for each named executive officer. The purpose of a tally sheet is to show the total dollar value of the executive’s annual compensation. This includes the executive’s base salary, annual incentive award, long-term incentive compensation, and other compensation. The tally sheet also shows (or the committee is separately provided from time to time) holdings of Common Stock and equivalents, and accumulated value and unrealized gains under prior long-term incentive compensation awards. The compensation and management development committee uses tally sheets to estimate the total annual compensation of the named executive officers, and to provide perspective on the value accumulated by the named executive officers from our compensation program.

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Tax and Accounting Considerations
Tax Deductibility of Compensation Expense
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as "performance-based" under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the compensation and management development committee designed annual incentive awards, as well as PRSUs and stock options granted under the 2009 GIP, that were intended to qualify for this performance-based compensation exception. However, the 2017 Tax Cuts and Jobs Act (the “2017 Tax Act”) eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible.
Although the 2017 Tax Act will limit the deductibility of compensation paid to the named executive officers, the compensation and management development committee will, consistent with its past practice, design compensation programs that are intended to be in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.

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Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that are determined to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the compensation and management development committee, with the input of the independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:

•
our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;

•
a significant portion of our named executive officers’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with our stockholders;

•
the financial metrics utilized under each of the programs are designed to reflect measures of stockholder value over multiple years or annual operational performance that the compensation and management development committee believes will create long-term stockholder value;

•	various non-financial metrics (such as achievement of environmental, health and safety goals) are used as part of the process of determining compensation;

•
in determining the exact mix of compensation from year to year, the compensation and management development committee intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking; and

•	compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned.
With respect to the compensation of employees other than the named executive officers, the compensation and management development committee has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive or inappropriate risk. Our compensation programs for employees other than the named executive officers are designed to incentivize employees to demonstrate the courage to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.

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Compensation and Management Development Committee Report
The compensation and management development committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the compensation and management development committee’s independent compensation consultant and, based on its review and discussions, the compensation and management development committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and this Proxy Statement. This report was submitted by the compensation and management development committee,

Dated: February 28, 2018	Kathryn M. Hill, Chair
Jean S. Blackwell
Edward G. Galante
Jay V. Ihlenfeld
The compensation and management development committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.

Compensation Committee Interlocks and Insider Participation
No member of the compensation and management development committee was at any time during 2017 employed as an employee or officer of the Company or had any relationship with us requiring disclosure under Item 404 of Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has one or more executive officers who served as a member of our board of directors or compensation and management development committee during 2017.

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Compensation Tables
2017 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2017, 2016 and 2015 awarded to, earned by, or paid to each of the named executive officers:

Name and Principal Position(1)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Mark C. Rohr Chairman, Chief Executive Officer and President	2017	1,155,000	—	7,499,920	(8)	—	3,100,000	1,000	163,708	11,919,628
	2016	1,142,308	—	5,999,880		—	1,962,000	1,000	156,218	9,261,406
	2015	1,100,000	—	5,999,977		—	2,079,000	1,000	146,351	9,326,328

Christopher W. Jensen Executive Vice President and Chief Financial Officer	2017	576,923	—	1,299,884	(8)	—	551,700	17,000	63,161	2,508,668
	2016	546,154	—	2,749,792		—	555,700	—	60,077	3,911,723
	2015	471,923	—	849,922		—	555,000	—	51,912	1,928,757

Scott M. Sutton Chief Operating Officer	2017	645,231	—	1,299,884	(8)	—	1,422,000	1,000	65,836	3,433,951
	2016	581,538	—	4,799,848		—	739,600	—	61,527	6,182,513
	2015	496,923	—	1,199,965		—	751,000	—	54,662	2,502,550

Patrick D. Quarles Executive Officer	2017	636,000	—	1,199,951	(8)	—	—	—	69,659	1,905,610
	2016	627,692	—	2,999,847		—	532,200	—	103,133	4,262,872
	2015	346,154	100,000	4,199,907	(9)	—	672,000	—	106,526	5,424,587

Peter G. Edwards Executive Vice President & General Counsel	2017	530,769	—	2,499,896	(8) (10)	—	715,500	—	291,880	4,038,045

Kevin S. Oliver Chief Accounting Officer, Controller and Acting CFO	2017	355,100	—	229,846	(8)	—	278,000	14,000	38,761	915,707
	2016	341,428	—	459,877		—	179,000	—	37,557	1,018,009

(1)
Principal position as of December 31, 2017. Mr. Jensen was elected Executive Vice President effective February 14, 2017 and resigned from the Company on February 15, 2018 after a leave of absence. Mr. Sutton was elected Chief Operating Officer effective March 15, 2017. Until September 2017, Mr. Quarles served as our Executive Vice President and President, Acetyl Chain and Integrated Supply Chain, after which time he assisted in the transition of the management responsibilities for the Company’s Acetyl Chain and integrated supply chain businesses until his departure from the Company upon the close of business on December 31, 2017. Mr. Edwards joined the Company in January 2017. Mr. Oliver served as our acting Chief Financial Officer from October 2017 until the appointment of the new Chief Financial Officer, and remains our Chief Accounting Officer. Information is not provided for years prior to 2016 for Mr. Oliver because he was not an executive officer prior to 2016.

(2)	Mr. Quarles’ offer letter provided for a sign-on cash payment in the amount indicated within 30 days of his start date.

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(3)
Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2009 GIP computed in accordance with FInancial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a detailed discussion of the method and assumptions used to calculate such value for 2017, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Additional information regarding PRSUs and RSUs granted to the named executive officers during 2017 is set forth in note 8 below and in the “2017 Grants of Plan-Based Awards Table” on a grant-by-grant basis.

(4)	No stock options were granted during the fiscal year ended December 31, 2017.

(5)
Includes 2017 Annual Incentive Plan award cash payouts with respect to 2017 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis – Compensation Decisions – Salary and Incentive Compensation – Annual Incentive Plan Awards” and the “2017 Grants of Plan-Based Awards Table”.

(6)
Consists entirely of the aggregate respective change in the actuarial present value of each individual’s pension benefits based on a discount rate of 3.54% for 2017. The discount rate in 2016 was 3.95% and the rate in 2015 was 4.2%. The values shown assume retirement from the CARPP and the CASRPP (as applicable) at age 65 with a life only benefit.

(7)	The amounts reported in this column with respect to fiscal 2017 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2017, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, non-qualified defined contribution plan: Mr. Rohr, $126,750, Mr. Jensen, $63,162, Mr. Sutton, $65,836, Mr. Quarles, $69,660, Mr. Edwards, $55,431, and Mr. Oliver, $38,761.
The CARSP is available to substantially all of our U.S. employees, including all the named executive officers. The plan is subject to the provisions of ERISA. Eligible participants are entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($270,000 in 2017) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the named executive officers is entitled to an allocation under the CASRSP equal to (a) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (b) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Additional information about the CASRSP is set forth in the “2017 Nonqualified Deferred Compensation Table” and accompanying text.
(b) The Company provides the following perquisites to the named executive officers: personal liability insurance, and executive health services. In addition, the compensation and management development committee has authorized Mr. Rohr, as CEO, to travel on Company-provided aircraft for security and safety reasons and to maximize his availability for Company business, and considers travel that is related to Company business or otherwise benefits the Company, including travel to meetings of other boards of directors, as business use. This table includes the incremental cost of the use of Company-provided aircraft and related travel expenses for Mr. Rohr to attend meetings of another public company’s and a private foundation’s board of directors on which he serves (and not for vacation, commuting or other personal use), of $28,095 for 2017. The incremental cost was determined using a method that takes into account the variable costs such as landing fees, aircraft fuel charges, taxes, local transportation and catering.  Because our aircraft is used primarily for business-related travel, we do not include fixed costs, such as the acquisition costs of leased aircraft.  In connection with joining the Company, Mr. Edwards received in 2017 relocation benefits of $66,051, including shipment of household goods and temporary living expenses, and a tax gross-up on a portion of such relocation benefits of $11,869. In addition, in June 2017, an independent relocation company purchased Mr. Edwards’ former residence on our behalf based on the average of the appraised values of the residence as determined by two independent appraisal services. No loss protection was provided to Mr. Edwards. When the relocation company sold the residence later in 2017, the Company was responsible for additional costs associated with holding the residence pending sale, and costs of sale customarily paid by the seller and any loss on sale. In connection with the marketing and sale of the residence, the Company incurred an aggregate cost of $155,018, which is included in the Other Compensation column for Mr. Edwards. In accordance with the terms of Mr. Edwards’ offer letter, Mr. Edwards will be required to reimburse the Company for relocation assistance received if he voluntarily ends his employment within one year of his start date. Perquisites and personal benefits were excluded for all of the named executive officers to the extent that the total value of all perquisites and personal benefits for a named executive officer was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the named executive officers for which we believe there is no aggregate incremental cost to us, including use of tickets for certain sporting events.
No tax gross-ups were paid to any named executive officer during 2017 except for a gross-up on a portion of Mr. Edwards’ relocation benefits in connection with his joining the Company as noted above.

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(8)	The stock awards consisted of the following:

	Total 2017 Stock Awards
Name	Grant Date Fair Value of Annual PRSUs	Grant Date Fair Value of Time-Vested RSUs
Mark C. Rohr	$7,499,920	—
Christopher W. Jensen	$1,299,884	—
Scott M. Sutton	$1,299,884	—
Patrick D. Quarles	$1,199,951	—
Peter G. Edwards	$999,917	$1,499,979
Kevin S. Oliver	$160,911	$68,935
2017 LTIP / Annual PRSUs. The fair value of annual award PRSUs granted under the 2017 LTIP was calculated to be $83.42 per share, as determined using a Monte Carlo simulation model on February 9, 2017, the date of grant, discounted for lack of dividend participation and for implications of the potential performance limitation if cumulative TSR for the performance period is in the bottom quartile, and adjusted for a performance premium. Payout of such PRSUs can range from a minimum of 0% to a maximum of 200% of target. The target and maximum potential values of the award of PRSUs for the named executive officers using the fair value discussed above, assuming performance at the target and maximum levels of performance conditions, is set forth below. Actual performance, and the stock price at the payout dates, is uncertain.

	Annual PRSU Awards
Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Mark C. Rohr	89,909	$7,499,920	179,818	$14,999,840
Christopher W. Jensen	15,583	$1,299,884	31,166	$2,599,768
Scott M. Sutton	15,583	$1,299,884	31,166	$2,599,768
Patrick D. Quarles	14,385	$1,199,951	28,770	$2,399,902
Peter G. Edwards	11,987	$999,917	23,974	$1,999,834
Kevin S. Oliver	1,929	$160,911	3,858	$321,822
Time-Vested RSUs. The fair value of Time-Vested RSUs (ratable vesting) granted to Mr. Edwards listed in the first table above (as his sign-on, new hire award) was calculated to be $82.43 per share, the average of the high and low market price of our Common Stock as reported by the NYSE on January 27, 2017, the date of grant, discounted for lack of dividend participation. The fair value of the Time-Vested RSUs (ratable vesting) granted to the Mr. Oliver listed in the first table above was calculated to be $85.00 per share, the average of the high and low market price of our Common Stock as reported by the NYSE on February 9, 2017, the date of grant, discounted for lack of dividend participation.

(9)	The grant date fair value of long-term incentive (equity) awards granted in 2015 to Mr. Quarles includes sign-on equity awards that, in part, replaced lost equity awards when he joined the Company.

(10)	The grant date fair value of long-term incentive (equity) awards granted in 2017 to Mr. Edwards includes a sign-on equity award of RSUs provided when he joined the Company valued at $1,499,979.

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2017 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the named executive officers during the fiscal year ended December 31, 2017:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards		Grant Date Fair Value of Stock and Option Awards ($)
									Number of Shares of Stock or Units (#)	Number of Securities Under- lying Options (#)
Name	Grant Date	Threshold ($)	Target ($)	Maxi- mum ($)	Threshold (#)		Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)	(l)
Mark C. Rohr
AIP(1)	N/A	389,813	1,559,250	4,677,750	—		—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	44,955		89,909	179,818	—	—	7,499,920
Christopher W. Jensen
AIP(1)	N/A	115,385	461,538	1,384,614	—		—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	7,792		15,583	31,166	—	—	1,299,884
Scott M. Sutton
AIP(1)	N/A	161,308	645,231	1,935,693	—		—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	7,792		15,583	31,166	—	—	1,299,884
Patrick D. Quarles
AIP(1)	N/A	127,200	508,800	1,526,400	—		—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	7,193		14,385	28,770	—	—	1,199,951
Peter G. Edwards
AIP(1)	N/A	99,519	398,077	1,194,231	—	—	—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	5,994		11,987	23,974	—	—	999,917
Time RSUs(3)	1/27/17	—	—	—	—		—	—	18,197	—	1,499,979
Kevin S. Oliver
AIP(1)	N/A	39,949	159,795	479,385	—		—	—	—	—	—
PRSUs(2)	2/9/17	—	—	—	965		1,929	3,858	—	—	160,911
Time RSUs(3)	2/9/17	—	—	—	—		—	—	811	—	68,935

(1)
2017 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (25% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each executive officer being equal to 100% in the “threshold” and “target” scenarios and 150% in the “maximum” scenarios, in each case with respect to the executive’s eligible earnings for 2017 as set forth in the “Salary” column in the “2017 Summary Compensation Table”. See “Compensation Discussion and Analysis – 2017 Compensation Decisions – Annual Incentive Plan Awards” for additional information.

(2)
2017 LTIP. PRSUs representing the 2017 LTIP were awarded under the 2009 GIP and vest on February 15, 2020, based on the Company’s achievement of target levels of Adjusted EPS growth and Return on Capital Employed during fiscal years

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2017-2019. See “2017 Compensation Decisions - Long-Term Incentive Compensation” and “Exhibit A” for more information about these awards and performance measures.
Time RSUs. Time-vesting RSUs were awarded to Mr. Edwards in January 2017 as a sign-on equity award in connection with his employment by the Company. These RSUs vest 33% on each of January 27, 2018 and 2019 and 34% on January 27, 2020. Time-vesting RSUs were also awarded to Mr. Oliver in February 2017 as part of his award design. These RSUs vest 33% on each of February 15, 2018 and 2019 and 34% on February 15, 2020.
Outstanding Equity Awards at Fiscal 2017 Year-End Table
The following table summarizes outstanding equity awards held by each of the named executive officers as of December 31, 2017, including the vesting dates for the portions of these awards that have not yet vested:

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable		Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
(a)		(b)		(c)	(e)	(f)	(g)		(h)	(i)		(j)
Mark C. Rohr
	4/5/12	30,032	(3)	—	45.38	4/5/19	—		—	—		—
	2/4/15	—		—	—	—	19,417	(5)	2,079,172	—		—
	2/3/16	—		—	—	—	—		—	214,358	(8)	22,953,455
	2/9/17	—		—	—	—	—		—	89,909	(12)	9,627,456
Christopher W. Jensen
	2/4/15	—		—	—	—	2,265	(5)	242,536	—		—
	7/21/15	—		—	—	—	2,394	(4)	256,350	—		—
	2/3/16	—		—	—	—	9,779	(6)	1,047,135	39,296	(8)	4,207,816
	12/8/16	—		—	—	—	9,225	(9)	987,813	—		—
	2/9/17	—		—	—	—	—		—	15,583	(12)	1,668,628
Scott M. Sutton
	2/4/15	—		—	—	—	3,850	(4)	412,258	—		—
	2/4/15	—		—	—	—	1,942	(5)	207,949	—		—
	2/3/16	—		—	—	—	10,668	(6)	1,142,329	42,870	(8)	4,590,520
	12/8/16	—		—	—	—	25,160	(9)	2,694,133	—		—
	2/9/17	—		—	—	—	—		—	15,583	(12)	1,668,628

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Patrick D. Quarles
6/1/15	—	—	—	—	12,881	(4)	1,379,297	—		—
6/1/15	—	—	—	—	2,979	(5)	318,991	—		—
2/3/16	—	—	—	—	6,632	(6)	710,155	—		—
12/8/16	—	—	—	—	4,373	(9)	468,261	—		—
Peter G. Edwards
1/27/17	—	—	—	—	18,197	(10)	1,948,535	—		—
2/9/17	—	—	—	—	—		—	11,987	(12)	1,283,568
Kevin S. Oliver
2/4/15	—	—	—	—	728	(5)	77,954	—		—
2/3/16	—	—	—	—	806	(7)	86,306	5,724	(8)	612,926
12/8/16	—	—	—	—	1,929	(9)	206,557	—		—
2/9/17	—	—	—	—	811	(11)	86,842	1,929	(12)	206,557

(1)	Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control – Long-Term Incentive Awards”.

(2)
For PRSUs, the market or payout value has been computed based on the number of units awarded at an assumed superior performance (200% of target performance) for the 2016 PRSUs, and at an assumed target performance (100%) for the 2017 PRSUs, multiplied by the closing stock price on December 29, 2017, the last trading day in 2017. Actual performance and payout value may vary. For time-based RSUs (including the 2015 PRSUs that were earned based on performance at 34% of target but remain subject to time-based vesting), the market value has been computed based on the number of units awarded that are unvested at the close of business on December 31, 2017 multiplied by the closing stock price on December 29, 2017.  Actual payout value may vary.

(3)	Subject to a hold requirement upon exercise.

(4)
The February 4, 2015 time-vesting RSUs vest 33% on February 4, 2016 and 2017, and 34% on February 4, 2018; the June 1, 2015 time-vesting RSUs vest 33% on June 1, 2016 and 2017 and 34% on June 1, 2018; and the July 21, 2015 time-vesting RSUs vest on July 21, 2018.

(5)	Represents PRSUs granted in February 2015 under our 2015 LTIP adjusted for actual performance at 34% as described above. The amount shown of the PRSUs will vest on January 1, 2018.

(6)	Represents RSUs granted in February 2016. These RSUs vest 100% on February 15, 2019.

(7)	Represents RSUs granted in February 2016. These RSUs vest 33% on each of February 15, 2017 and 2018, and 34% on February 15, 2019.

(8)
Represents PRSUs granted in February 2016 under our 2016 LTIP at an assumed superior performance (200% of target). These PRSUs vest 100% on February 15, 2019 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2016 -2018 against pre-established performance measures.

(9)	Represents RSUs granted in December 2016. These RSUs vest 33% on each of December 8, 2017 and 2018, and 34% on December 8, 2019.

(10)	Represents RSUs granted in January 2017. These RSUs vest 33% on each of January 27, 2018 and 2019, and 34% on January 27, 2020.

(11)
Represents RSUs granted in February 2017. These RSUs vest 33% on each of February 15, 2018 and 2019, and 34% on February 15, 2020. For additional information, see “2017 Compensation Decisions – Long-Term Incentive Compensation” above.

(12)
Represents PRSUs granted in February 2017 under our 2017 LTIP at target. These PRSUs vest 100% on February 15, 2020 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2017-2019 against pre-established performance measures. For additional information, see “2017 Compensation Decisions – Long-Term Incentive Compensation” above.

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2017 Option Exercises and Stock Vested Table
The following table summarizes the exercise of stock options by and the vesting of stock awards of each named executive officer during the fiscal year ended December 31, 2017:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	—	—	143,027	11,478,200
Christopher W. Jensen	—	—	21,230	1,821,401
Scott M. Sutton	—	—	26,719	2,496,547
Patrick D. Quarles	—	—	22,951	2,109,367
Peter G. Edwards	—	—	—	—
Kevin S. Oliver	—	—	7,843	655,777

(1)	Gross shares (includes shares withheld to cover taxes) acquired.
2017 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each named executive officer as of the end of the fiscal year ended December 31, 2017:

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	CARPP	1.6667	29,000	—
Christopher W. Jensen	CARPP	8.1667	111,000	—
Scott M. Sutton	CARPP	0.3333	6,000	—
Patrick D. Quarles	CARPP	—	—	—
Peter G. Edwards	CARPP	—	—	—
Kevin S. Oliver	CARPP	5.7500	74,000	—

(1)	As noted below, this plan has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the applicable plan freeze date.

(2)
The present value amounts shown in the table above are the amount needed today that, with interest, would provide the named executive officer’s future retirement benefit. Retirement is assumed to occur at age 65 in the CARPP and participants receive their cash balance benefit as a lump sum.

The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees. The plan is subject to the provisions of ERISA. All of our named executive officers participated in this plan in 2017, with the exception of Mr. Quarles and Mr. Edwards.

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Effective January 1, 2001, the plan began providing benefits for new employees, as defined by the plan, hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year United States Treasury Securities for the August before the first day of that year. Effective January 1, 2008, employees vest in their accrued benefit after completing three years of service with us, as defined in the plan. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants. Messrs. Rohr, Jensen, Sutton, and Oliver are covered under the Cash Balance Plan benefit formula.
Under the CARPP, if an employee’s employment with us is terminated as a result of a corporate reorganization, layoff or corporate restructuring, including divestiture, that employee will receive an additional year of vesting service.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants, Mr. Rohr, Mr. Jensen and Mr. Oliver, and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.
2017 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2017:

Name	Plan Name	Executive Contri-butions in Last FY ($)	Registrant Contri-butions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawal/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Mark C. Rohr	CASRSP	—	97,350	22,299	—	314,176
Christopher W. Jensen	CASRSP	—	33,762	731	—	73,439
	2009 GIP	—	—	130,897	377,988	136,935
Scott M. Sutton	CASRSP	—	36,436	2,599	—	78,346
	2008 Deferred Plan	148,557	—	29,305	—	409,549
Patrick D. Quarles	CASRSP	—	40,260	491	—	26,927
Peter G. Edwards	CASRSP	—	28,685	—	—	—
Kevin S. Oliver	CASRSP	—	9,361	3,789	—	28,001
	2009 GIP	—	—	22,153	34,803	49,702

(1)
Amounts in this column for the CASRSP represent Company contributions credited under the plan for 2017, which amounts are also included as All Other Compensation in the “2017 Summary Compensation Table”.

(2)
Amounts in this column for the CASRSP and the 2008 Deferred Compensation Plan (“2008 Deferred Plan”) represent earnings during 2017 under such plans. For Mr. Sutton, earnings correspond to the yield on the investment options chosen by him under the 2008 Deferred Plan, which mirror the investment options under the CARSP. Amounts in this column for the 2009 GIP represent changes in our stock price during the year for all outstanding RSUs and/or PRSUs that were previously vested

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but remain subject to a hold requirement, plus related unpaid cash dividends credited during 2017 on such awards. None of the amounts in this column were reported as compensation in the “2017 Summary Compensation Table”.

(3)
Represents the value of shares issued, and accumulated dividends paid in cash, during 2017 from outstanding RSUs and/or PRSUs that were previously vested but remained subject to a hold requirement until 2017. None of the amounts in this column were reported as compensation in the “2017 Summary Compensation Table”.

(4)
Amounts in this column for the CASRSP do not include contributions credited for 2017 (column (d)) but not yet deposited into the participant’s account. Amounts in this column for the 2009 GIP include the value, at December 31, 2017, of all vested RSUs owned by the named executive officer subject to a hold requirement, plus accrued but unpaid cash dividends. The original grant date fair value of these PRSUs or RSUs were reported as a component of compensation in the Stock Awards column of the Summary Compensation Table in the year in which the award was granted. The portion of amounts in this column that have been reported in prior year Summary Compensation Tables is as follows: (i) for the 2009 GIP, Mr. Jensen – $384,026 and Mr. Oliver – $62,352; and (iii) for the 2008 Deferred Compensation Plan, Mr. Sutton – $231,688.

All of our named executive officers were eligible in 2017 to participate in the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($270,000 in 2017) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, he or she is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2017 was 1.3%. Beginning in 2015, participants will be credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rule that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants. Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.
Our 2008 Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan that provides certain of our senior employees and directors the opportunity to defer a portion of their compensation in exchange for a future payment amount equal to their deferrals plus or minus certain amounts based on the market performance of specified measurement funds selected by the participant. Directors Blackwell, Brown, Galante, Ihlenfeld, Walters and Wulff, and Mr. Sutton, were the only directors or named executive officers that made contributions to, or had balances in, this plan during 2017.

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Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our named executive officers are generally defined in our severance plan and the individual executives’ change in control agreements, deferred compensation agreements, stock option, PRSU or RSU award agreements or restricted stock award agreements. The compensation and management development committee believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the compensation and management development committee offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements, stock option/PRSU/RSU/restricted stock award agreements are still effective and provide for some potential payments upon termination and change in control as described in the tables below.
Severance Plan
Our Executive Severance Benefits Plan (“Severance Plan”) applies to all our named executive officers and other employees that are at certain salary levels, and provides, upon the involuntary termination without cause, for the payment of (i) one year’s base salary (one and one-half for the CEO, the COO and executive vice president-level executives); (ii) one year’s annual incentive plan bonus award (one and one-half for the CEO, the COO and executive vice president-level executives) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for the payment of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO) and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Change in Control Agreements
We have change in control agreements with each of our executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied, and in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:

•	a lump sum payment equal to up to two times the sum of:

▪	the names executive officer’s then current annualized base salary, and

▪
the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the named executive officer for the three fiscal years preceding the date of termination; and

•	group health and dental coverage for the named executive officer and his or her dependents for a period of up to two years following the date of termination.
The Company’s current form of change in control agreement, which was executed by all of the named executive officers, does not contain a tax reimbursement provision and requires a cutback of benefits to avoid excise taxes if

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the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.

For purposes of the change in control agreements:	Changes to Change in Control Agreements In 2015, in response to external feedback, we revised all outstanding change in control agreements to eliminate any gross-up provisions.

“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.

“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the stockholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or (d) approval by the Company’s stockholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.

Long-Term Incentive Awards
The award agreements under which the stock options, PRSUs, RSUs and restricted stock awards were issued describe the circumstances under which the awards will vest, if earlier than the stated date. The following is a general summary of the provisions of awards that are unvested at December 31, 2017. Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. Also, a participant is eligible for prorated vesting if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company (for Mr. Rohr, 65 years of age and at least 5 years of service). For PRSUs, proration upon retirement is based on service over the applicable performance period (except for the 2016 PRSU for Mr. Rohr, which is prorated based on service over the first 12 months of the performance period). Prorated PRSUs remain subject to actual performance results in case of termination without cause or retirement, and are vested at target in case of death or disability. Unvested awards are forfeited upon a termination with cause or voluntary resignation. In the case of a change in control, all awards granted since 2009 are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at the greater of target level or estimated actual performance if otherwise payable upon a change in control.
Long-term incentive awards granted in 2010, 2011 and a portion of 2012 generally have a hold requirement for a portion of the shares received upon vesting of PRSUs or RSUs or upon the exercise of stock options. Under the hold requirement, a specified percentage of the award is held after the applicable vesting date as vested RSUs, to be

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settled by delivery of shares at the seventh anniversary of the grant date (or earlier in the event of death, disability or change in control). During the hold period, the vested RSUs are credited with cash dividends to be paid (without interest) at the end of the hold period. If during the hold period the participant’s employment is terminated by the Company for cause (as defined in the award agreement) or the participant breaches the applicable clawback agreement with the Company, the RSUs subject to the hold requirement are forfeited and canceled without consideration. In the event of a change in control, all shares subject to the hold requirement would be delivered to the participant. In the event of certain other termination scenarios, the hold requirement would survive, and the shares would be delivered on the date they would have otherwise been delivered had the participant remained an employee. The hold requirement was eliminated from future equity awards during 2012.
Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company; (ii) a majority of members of the board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) certain other business transactions affecting the Company.
Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our named executive officers employed by us at year end would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the named executive officer would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; qualified retirement (if eligible); and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2017, but with reference to stock values on December 29, 2017, the last trading day of the year. On December 29, 2017, the closing price of our Common Stock was $107.08 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the named executives’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For Stock Options/PRSUs/RSUs – See “Outstanding Equity Awards at Fiscal Year 2017 End Table”;
•For Pension Benefits – See “2017 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2017 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the named executive officer’s termination from the Company. The following table shows the potential payments to our named executive officers, upon termination or change in control.

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Executive Compensation

	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Mark C. Rohr
Cash Payments
Severance Payment(1)	$—	$5,896,375	$—	$—	$—	$—	$7,094,500
Equity Value
Stock Options	—	—	—	—	—	—	—
PRSUs(3)	—	17,011,800	12,017,910	12,017,910	24,394,109	31,217,032	31,217,032
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	24,163	—	—	—	—	24,163
Outplacement Services(6)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	(6,461,241)	—
Total	$—	$22,948,538	$12,017,910	$12,017,910	$24,394,109	$24,755,791	$38,335,695

Christopher W. Jensen
Cash Payments
Severance Payment(1)	$—	$2,121,400	$—	$—		$—	$2,321,800
Equity Value
RSUs(2)	—	1,288,172	1,288,172	1,288,172		2,291,298	2,291,298
PRSUs(3)	—	2,955,408	2,039,874	2,039,874		5,487,850	5,487,850
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—		—	—
Welfare Benefits Continuation(5)	—	25,951	—	—		—	38,926
Outplacement Services(6)	—	$16,200	—	—		—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—		(925,596)	—
Total	$—	$6,407,131	$3,328,046	$3,328,046		$6,853,552	$10,139,874

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Executive Compensation

	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Scott M. Sutton
Cash Payments
Severance Payment(1)	$—	$3,650,000	$—	$—	$—	$2,881,733
Equity Value
RSUs(2)	—	2,270,631	2,270,631	2,270,631	4,248,720	4,248,720
PRSUs(3)	—	3,123,952	2,125,217	2,125,217	5,778,572	5,778,572
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	25,951	—	—	—	38,926
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$9,086,734	$4,395,848	$4,395,848	$10,027,292	$12,947,951

Peter G. Edwards
Cash Payments
Severance Payment(1)	$—	$2,224,375	$—	$—	$—	$1,150,000
Equity Value
RSUs(2)	—	1,117,273	1,117,273	1,117,273	1,948,535	1,948,535
PRSUs(3)	—	381,633	381,633	381,633	1,283,568	1,283,568
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	16,108	—	—	—	24,162
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$3,755,589	$1,498,906	$1,498,906	$3,232,103	$4,406,265

Kevin S. Oliver
Cash Payments
Severance Payment(1)	$—	$789,895	$—	$—	$—	$586,066
Equity Value
Stock Options	—	—	—	—	—	—
RSUs(2)	—	201,953	201,953	201,953	379,706	379,706
PRSUs(3)	—	461,194	327,879	327,879	805,456	805,456
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	25,951	—	—	—	25,951
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$1,495,193	$529,832	$529,832	$1,185,162	$1,797,179

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Executive Compensation

(1)	Paid pursuant to the Severance Plan and change in control agreements, as applicable and discussed above.

(2)
Time-based RSUs vest in full upon a change in control if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

In the event of other eligible termination events, a prorated amount will vest based on the portion of the service period that has lapsed.

(3)
Upon a change in control, 2015 performance-based RSUs (“PRSUs”) vest based on actual performance (34% of target) and 2016/2017 PRSUs vest at the greater of target or estimated actual performance (170% for 2016 and target performance for 2017 has been assumed) if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

In the event of death and disability, a prorated amount will vest based on actual performance (34% of target for the 2015 PRSUs and at target performance for the 2016/2017 PRSUs. If the executive is terminated without cause, a prorated amount will vest based on actual performance. In the event the executive retires (minimum 5 years of service and age 65 or later for the CEO), a prorated amount of the 2015 and 2017 PRSUs will vest and the full amount of the 2016 PRSUs will vest, in each case based on actual performance.

(4)	None of the named executive officers is entitled to any tax gross-up.

(5)
Represents reimbursement of premiums for 18 months (12 months for Mr. Oliver) of medical and dental coverage continuation upon a change in control as applicable, and the payment of COBRA premiums for a period of one year (18 months for Mr. Rohr) from the date of termination under our Severance Plan, each based on 2018 rates.

(6)	Upon termination by the Company without cause, each executive is entitled to up to $16,200 in outplacement services.

(7)
The executives’ change in control agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive’s payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payments which are not payable in cash and then by reducing or eliminating cash payments in each case in reverse order of when they would have otherwise been paid.

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Executive Compensation

On September 14, 2017, we announced the resignation of Patrick D. Quarles, our Executive Vice President and President, Acetyl Chain and Integrated Supply Chain. In connection with Mr. Quarles’ resignation from the Company, Mr. Quarles and the Company entered into an Agreement and General Release (the “Agreement”) on September 12, 2017, pursuant to which Mr. Quarles agreed to voluntarily resign from all officer positions he held with the Company and any of its subsidiaries on September 29, 2017. His employment and executive officer status with the Company continued until December 31, 2017 (the “Separation Date”). The material terms of the Agreement, which are consistent with the Company’s benefit plans and equity award agreements, are:

•
Restrictive and Cooperating Covenants: Mr. Quarles agreed (1) for a period of two years after the Separation Date not to compete with the Company, or to solicit or hire former employees of the Company, and (2) to keep information concerning the Company confidential. Mr. Quarles agreed to cooperate with the Company as necessary after the Separation Date, including being available for conference calls and assisting with pending litigation and claims.

•	Release: The Agreement also provided for a general release by Mr. Quarles of any and all claims that he may have against the Company.

•
Vesting and Settlement of Equity Awards: By virtue of the terms of Mr. Quarles’ existing equity awards and his agreement with the Company, Mr. Quarles vested in a pro rata portion of all RSUs outstanding on the Separation Date, and the portion of the 2015 PRSU outstanding on the Separation Date, to be settled in accordance with the settlement provisions contained in the respective award agreements. The portion of his equity awards that were not previously vested or vested in connection with his separation were forfeited as of the Separation Date.

•
Pension and Welfare Benefits: Mr. Quarles was entitled to continue participation in the Company’s welfare benefit plans until December 31, 2018, and was entitled to receive six months of Company-paid health and dental coverage via COBRA. Mr. Quarles will continue to be entitled to his accrued benefits under the Company’s employee benefit and pension plans and policies in which he participates, independent of the Agreement.

The table below shows the compensation that Mr. Quarles received in connection with his separation from service from the Company at December 31, 2017, taking into account the circumstances of the termination and payments that he received under the various agreements described above.

Mr. Quarles
Payments and Benefits	2017 Separation
Cash Payments	$—
Equity Value
RSUs (1)	2,557,713
PRSUs (2)	318,991
Benefits and Perquisites
Tax Gross-Up (3)	—
Welfare Benefits Continuation	25,951
Outplacement Services	—
Accrued Vacation Pay	—
Total	$2,902,655
(1) A pro rata portion vested based on the portion of the service period that had lapsed based on the provisions of his existing equity award agreements. The value shown represents the value of the unvested RSUs that became vested upon the stated event assuming vesting on the Separation Date based on the closing price for Common Stock on the NYSE on such date. The awards will payout on the regularly scheduled settlement dates.
(2) A pro rata portion of the 2015 PRSU vested based on the portion of the service period that had lapsed based on the provisions of his existing equity award agreement. The value shown represents the value of the unvested PRSUs that became vested upon the stated event assuming vesting on the Separation Date based on the closing price for Common Stock on the NYSE on such date. The award will payout on the regularly scheduled settlement date.
(3) No tax gross-ups were provided in connection with this separation.

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Executive Compensation

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mark C. Rohr, our Chairman and chief executive officer.
For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our company (other than our CEO), was $75,928; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $11,919,628.
Based on this information, for 2017, the ratio of the annual total compensation of Mr. Rohr, our chief executive officer, to the median of the annual total compensation of all employees was 157 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee” for this purpose, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•	We selected November 1, 2017 as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations.

•
We determined that, as of November 1, 2017, our employee population for pay ratio disclosure purposes consisted of approximately 7,597 individuals. We did not exclude any employees working outside of the U.S. and we did not use any statistical sampling techniques. However, we did exclude approximately 349 employees formerly employed by Nilit Plastics, who became our employees as a result of an acquisition that closed on May 3, 2017.

•
To identify the median employee from our employee population, we use total compensation reflected in our payroll records as reported to the various taxing authorities, generally consisting of salary, wages, overtime, bonus, health and welfare benefits, and long-term incentive taxable compensation for those employees.

•
In making these determinations, we annualized the compensation of all permanent employees who were hired in 2017 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above, which were chosen from a wide range of permissible methodologies, estimates and assumptions.  As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions, and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

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Audit Matters

AUDIT MATTERS
Audit Committee Report
The audit committee is composed of four independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The audit committee serves as the primary communication link between the board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The audit committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2017. The audit committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The audit committee also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee discussed with KPMG LLP its independence from the Company and management and received from KPMG LLP the written disclosures required by PCAOB Rules regarding the independent registered public accounting firm’s communications with the audit committee concerning independence.
The audit committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The audit committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2017, which are set forth under “Item 3: Ratification of Independent registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the audit committee’s reviews and discussions described above, the audit committee recommended to the board of directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.
The audit committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the audit committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the audit committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2018. Although the audit committee has the sole authority to appoint the independent registered public accounting firm, the audit committee has continued its long-standing practice of recommending that the board ask our stockholders to ratify the appointment of the registered public accounting firm at our annual meeting of stockholders. This report was submitted by the current members of the audit committee,

Dated: February 8, 2018	John K. Wulff, Chairman
William M. Brown
Bennie W. Fowler
David F. Hoffmeister

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Audit Matters

The audit committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the audit committee report by reference therein.

ITEM 3: Ratification of Independent Registered Public Accounting Firm
The audit committee of the board of directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the year ended 2018. Since 2004, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the audit committee. In addition, the current lead partner assigned to the Company’s audit has held such position since 2017 and, unless removed by the audit committee, is expected to continue through 2022, when he would rotate off in accordance with KPMG LLP’s general policies and procedures.
Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.
We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the board is submitting the audit committee’s selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. If the appointment of KPMG LLP is not ratified, the audit committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2017	2016
Audit Fees(1)	$6,874,650	$5,730,400
Audit-related Fees(2)	86,600	95,384
Tax Fees(3)	1,009,005	1,041,786
All Other Fees(4)	—	7,013
Total Fees	$7,970,255	$6,874,583

(1)
For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.

(2)	Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.

(3)	Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.

(4)	For other permitted professional advisory services.

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Audit Matters

Audit Committee Pre-Approval Policy
The audit committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The audit committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The audit committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The audit committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the audit committee. Requests to provide services that require specific pre-approval must be submitted to the audit committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The audit committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2017 were pre-approved by the audit committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our by-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2018

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Management Proposal

MANAGEMENT PROPOSAL
ITEM 4: Approval of the 2018 Global Incentive Plan
Background and Reasons for the Approval
On February 8, 2018, the board approved, effective April 23, 2018, subject to stockholder approval at the Annual Meeting, the Celanese Corporation 2018 Global Incentive Plan (the “2018 Plan”). If the 2018 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of our Common Stock equal to 2,500,000 shares, plus approximately 4,708,721 shares remaining available for grant under the Celanese Corporation 2009 Global Incentive Plan (the “Prior Plan”) previously approved by stockholders (assuming maximum payout of outstanding performance-based restricted stock units awarded under the Prior Plan). The 2018 Plan will replace the Prior Plan, and no new awards will be granted under the Prior Plan after the effective date. Any awards outstanding under the Prior Plan on the effective date of the 2018 Plan following stockholder approval will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan.
The purpose of the 2018 Plan is to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2018 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2018 Plan will also enable the Company to grant awards under the 2018 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code.
The Prior Plan included certain design features that were intended to allow awards that qualified as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. These awards were intended to be exempt from the $1 million deduction limit that would otherwise apply under Section 162(m) for compensation paid to certain executive officers. The 2017 Tax Act eliminated the exception from the Section 162(m) deduction limit for “performance-based compensation.” However, the 2018 Plan still retains certain of the features common to “performance-based compensation” under Section 162(m) as in effect before the 2017 Tax Act, including certain individual award limits and a list of permitted performance criteria, even though those features are no longer required by tax law after the 2017 Tax Act. The Company may re-evaluate these features at a later date as guidance is provided by the Internal Revenue Service regarding the changes made to Section 162(m) by the 2017 Tax Act.
Vote Required
The affirmative vote of the holders of a majority of the voting power of Common Stock present or represented and entitled to vote at the Annual Meeting is required to approve the proposal. Abstentions have the effect of a vote against the proposal, and broker “non-votes” have no effect on the outcome of the proposal. Shares of Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.

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Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE 2018 PLAN

Key Features of the 2018 Plan
The following features of the 2018 Plan will protect the interests of our stockholders:

•	Limitation on terms of stock options and SARs. The maximum term of stock options and stock appreciation rights, or SARs, is ten years.

•
No repricing or grant of discounted stock options or SARs. The 2018 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2018 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the Common Stock on the date of grant.

•	Clawback. Awards granted under the 2018 Plan are subject to the Company’s compensation recovery (“clawback”) policy.

•	No single-trigger acceleration. Under the 2018 Plan we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

•
Dividends. We do not pay dividends or dividend equivalents on stock options or SARs. We also do not pay dividends or dividend equivalents on unvested shares of restricted stock or restricted stock units (time-vesting or performance-vesting) except to the extent the award vests.

•
Award Limits. Even though no longer required by tax law, the 2018 Plan provides for individual award limits on stock options, SARs and certain performance awards. The 2018 Plan also contains annual limits on the amount of awards that may be granted to non-employee directors.

Information on Equity Compensation Plans as of February 20, 2018
The information included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ending December 31, 2017 is updated by the following information regarding all existing equity compensation plans as of February 20, 2018:

•	Stock options outstanding: 34,140

•	Weighted average exercise price of outstanding stock options: $45.56

•	Weighted average remaining contractual term of outstanding stock options: 1.22 years

•	Time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”) outstanding: 1,303,693

•	Total shares of common stock outstanding as of the February 20, 2018 record date (excluding 2,350,786 shares held by affiliates and ineligible to vote): 135,823,207

•	Shares available for grant under the Prior Plan: 4,708,721 shares (assuming PRSUs at maximum payout).

•
If the 2018 Plan is approved, no shares will be available for grant from the Prior Plan after the effective date, and the only shares available for grant will be the 2,500,000 new shares, plus shares authorized under the Prior Plan transferred to the new 2018 Plan (less any shares granted under the Prior Plan after February 20, 2018 and before the effective date of the 2018 Plan).

Employee stock purchase plan shares are described below, and have not materially changed since December 31, 2017.

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Summary of the 2018 Plan
The principal features of the 2018 Plan are summarized below. The following summary of the 2018 Plan does not purport to be a complete description of all of the provisions of the 2018 Plan. It is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached to this proxy statement as Exhibit B. Any capitalized terms used in this summary description but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the 2018 Plan.
Eligibility
Awards may be granted under the 2018 Plan to officers, employees, and consultants of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Approximately 7,592 individuals are expected to be eligible to receive awards under the 2018 Plan, including 6 executive officers and 8 non-employee directors.
Administration
The 2018 Plan may be administered by our board of directors or the compensation and management development committee (the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The 2018 Plan authorizes the Committee to delegate certain of its award authority to the extent permitted by applicable law.
Number of Authorized Shares
The number of shares of Common Stock authorized for issuance under the 2018 Plan is 2,500,000 shares, plus approximately 4,708,721 shares remaining available for grant of awards under the Prior Plan as of the record date. In addition, as of the date of stockholder approval of the 2018 Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently cease for any reason to be subject to such awards (other than by reason of exercise or settlement for non-forfeitable shares) will automatically become available for issuance under the 2018 Plan. Up to 2,500,000 shares may be granted as incentive stock options under Section 422 of the Internal Revenue Code. The shares of Common Stock issuable under the 2018 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise. However, shares purchased in the open market with option exercise proceeds will not be added back to the share pool for the plan.
The number of shares available for awards under the 2018 Plan is reduced by one share for each stock option and SAR. For awards other than options and SARs, such as shares of restricted stock or RSUs, the number of shares available for awards under the 2018 Plan is reduced by 1.59 shares for each share covered by such award.
If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2018 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2018 Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the 2018 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of Common Stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares used to pay the exercise price of stock options or shares withheld for the payment of taxes will not become available for grant again. SARs are counted based on the gross number of shares covered by the award, not the net shares settled at exercise.

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Award Limits
The 2018 Plan includes certain limits on individual awards:

•
Employees. Under the 2018 Plan, participants may not be granted (i) stock options or SARs in any calendar year for more than 1,000,000 shares and (ii) restricted stock and RSUs granted as performance awards in any calendar year for more than 1,000,000 shares. There is no limit on the number of shares of restricted stock or RSUs not granted as performance awards that may be granted in any calendar year.  The maximum dollar value granted as a cash incentive award under the 2018 Plan to any participant for any calendar year may not exceed $20.0 million.

•
Non-Employee Directors. No share-based awards may be granted under the 2018 Plan during any one year to a non-employee director that exceed, together with any cash compensation received for such service, $750,000, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. The 2018 Plan permits disinterested members of the Board to make individual exceptions to this limit for a non-executive Chair of the Board or in other extraordinary circumstances.

Adjustments
If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2018 Plan, including the individual award limits for “performance-based” compensation under the 2018 Plan, will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.
Types of Awards
The 2018 Plan permits the granting of any or all of the following types of awards:

•
Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Committee determines otherwise, fair market value means, as of a given date, the average of the high and low sales price of the Common Stock on such day (or, if there are no reported sales on such date, then on the last date prior to such date on which there were sales). (The fair market value of a share of our Common Stock as of February 28, 2018 was $102.44.) At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

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•
Stock Appreciation Rights. The Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2018 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•
Restricted Stock and Restricted Stock Units. The Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee.

•
Performance Awards. Performance awards are awards of restricted stock, RSUs or cash incentives that are granted, become vested or are otherwise conditioned on the achievement of certain performance conditions. The Committee has discretion to select any performance criteria for performance awards, which may include any of the following:

◦	cash flow (before or after dividends) or cash from operations;

◦	earnings, profit or income measures or earnings per share;

◦	stock price (including, but not limited to, growth measures and total stockholder return);

◦	cost control measures, expense targets, productivity and ratios thereof;

◦	improvement of financial ratings;

◦	return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, sales or revenue);

◦	market share or market capitalization;

◦	economic value added;

◦	debt levels or reduction or leverage (debt to capital);

◦	revenue or revenue growth;

◦	balance sheet metrics;

◦	operating margin, profit margin or other margin metrics;

◦	return on operating revenue or operating ratio;

◦
successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnership or other transactions;

◦	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

◦	operating revenue or efficiency;

◦	bookings or backlog;

◦	customer metrics;

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◦	working capital targets;

◦	environmental, health and/or safety goals;

◦	strategic initiatives or sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development and portfolio restructuring);

◦	such other metrics similar to the foregoing determined by the board or the Committee for a specific award or group of awards; and/or

◦	derivations of any of the foregoing business criteria (e.g., income includes pre-tax income, net income, or operating income).
Performance goals may, in the discretion of the Committee, be established on a company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices or based on year-over-year growth.
The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes.
No Repricing
Without stockholder approval, the Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2018 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.
Clawback
All cash and equity awards granted under the 2018 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, the Company’s compensation recoupment policy and any other compensation recovery policies as may be adopted from time to time by the Company.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Change in Control
The Committee may provide in any award agreement provisions relating to the treatment of awards in the event of a change in control. The 2018 Plan requires that the term “change in control” will not be deemed to have occurred unless the applicable triggering transaction has been consummated and the threshold level of ownership change or acquisition that would trigger a change in control shall be at least thirty percent (30%). Our grant practice for awards under the Prior Plan has been to provide “double trigger” vesting in connection with a change in control - that is, if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then

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the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. We expect to continue this grant practice under the 2018 Plan, unless the Committee determines otherwise.
Term, Termination and Amendment of the 2018 Plan
Unless earlier terminated by the board, the 2018 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2018 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2018 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
New Plan Benefits
A new plan benefits table for the 2018 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2018 Plan if the 2018 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2018 Plan will be made at the Committee’s discretion, subject to the terms of the 2018 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2018 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.
Equity Compensation Plan Table
The following table presents information on the Company’s equity compensation plans at December 31, 2017:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,701,713	(1)	45.56	19,490,511	(2)
(1) Includes 1,667,573 restricted stock units ("RSUs") granted under the Celanese Corporation 2009 Global Incentive Plan, as amended (the "2009 Plan"), including shares that may be issued pursuant to outstanding performance-based RSUs, assuming currently estimated maximum potential performance (except that, for the performance-based RSUs with a performance period ending December 31, 2017, assuming actual performance); actual shares may vary, depending on actual performance. If the performance-based RSUs included in this total vest at the target performance level (as opposed to the maximum potential performance), the aggregate awards outstanding would be 1,102,556. Also includes 37,758 share equivalents attributable to compensation deferred by non-management directors participating in the Company's 2008 Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2009 Plan. Upon vesting, a share of the Company's Common Stock is issued for each restricted stock unit. Column (b) does not take these awards into account because they do not have an exercise price.
(2) Includes shares available for future issuance under the Celanese Corporation 2009 Employee Stock Purchase Plan approved by stockholders on April 23, 2009 (the "ESPP"). As of December 31, 2017, an aggregate of 13,826,883 shares of our Common Stock were available for future issuance under the ESPP. As of December 31, 2017, 173,117 shares have been offered for purchase under the ESPP.
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2018 Plan generally applicable to the Company and to participants in the 2018 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with

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retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted Stock Awards, Restricted Stock Units and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code, including the deduction limit under Section 162(m) of the Internal Revenue Code to the extent applicable.
Section 409A. We intend that awards granted under the 2018 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

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Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2018 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2018 Plan until all tax withholding obligations are satisfied.

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Questions and Answers about the Annual Meeting

QUESTIONS AND ANSWERS
Proxy Materials and Voting Information
1. What is included in the proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for our 2018 Annual Meeting of Stockholders (“Annual Meeting”) include the Notice of Annual Meeting, this Proxy Statement and our 2017 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the Common Stock you own. That other person is called a proxy.
If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These two officers are Scott A. Richardson and James R. Peacock III.
The form of proxy and this Proxy Statement have been approved by the board of directors and are being provided to stockholders by its authority.
2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.
3. What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one notice or proxy card for all the shares of Common Stock you hold in certificate form and in book-entry form and in any Company benefit plan.
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s administrator how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Empower Retirement and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by April 17, 2018.
If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Common Stock.
4. What different methods can I use to vote?
See page 3 for additional information about how to vote.
By Telephone or Internet. All stockholders of record can vote through the Internet, using the procedures and instructions described on the notice or proxy card, or by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may vote through the

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Questions and Answers about the Annual Meeting

Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly.
By Written Proxy. All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may also vote in person at the meeting if they have a legal proxy, as described in the response to question 20.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 486-7908.
5. What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	Vote in favor of all or specific nominees;	Majority of votes cast
	•	Vote against all or specific nominees; or
	•	Abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Advisory Vote to Approve Executive Compensation	•	Vote in favor of the advisory proposal;	Majority of voting power(1)
	•	Vote against the advisory proposal; or
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

Item 3: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm	•	Vote in favor of the ratification;	Majority of voting power(1)
	•	Vote against the ratification; or
	•	Abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 4: Proposal Regarding Approval of the 2018 Global Incentive Plan	•	Vote in favor of the proposal;	Majority of voting power(1)
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.

(1) This means the vote of the holders of a majority of the voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote.
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the compensation and management development committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by stockholders and will consider the outcome of these votes when making future compensation decisions. See page 39 for a discussion of the results of the 2017 advisory vote.

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Questions and Answers about the Annual Meeting

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the advisory vote to approve executive compensation;
●	FOR the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm; and
●	FOR the proposal to approve the 2018 Global Incentive Plan.
7. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Non-Discretionary Items. The election of directors, the advisory vote to approve executive compensation, and the approval of the 2018 Global Incentive Plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.
Discretionary Items. The ratification of the appointment of KPMG LLP as Independent Registered Public Accounting Firm is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
8. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included with respect to director elections and the advisory vote to approve say on pay vote totals and will not affect the outcome of the vote. With respect to all other matters, abstentions and broker non-votes will have the same effect as a vote against the particular proposal.
9. What can I do if I change my mind after I vote my shares?
Stockholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting in person at the meeting (if you are a beneficial owner, see the response to question 20).
10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2017 Annual Report are available at www.proxyvote.com. In addition, stockholders are able to access these documents on the Annual Meeting page of our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these

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Questions and Answers about the Annual Meeting

documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Stockholders of Record. If you vote on the Internet, simply follow the prompts for enrolling in the electronic stockholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
11. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all stockholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
12. When will the Company announce the voting results?
We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC shortly after the meeting.
13. Does the Company have a policy about directors’ attendance at the Annual Meeting of Stockholders?
The Company has a policy requiring our directors to attend annual meetings of stockholders, absent good reason. All directors at the time and director nominees attended the 2017 Annual Meeting.
14. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $6,500. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 90

Questions and Answers about the Annual Meeting

15. What is householding?
As permitted by the 1934 Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This is known as householding.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary at the address listed in the response to question 23.
Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the Proxy Statement be mailed in the future. Contact Computershare by phone at (877) 373-6374 or by mail at P.O. Box 505000, Louisville, KY 40233.
Beneficial owners, as described in the response to question 20, should contact their bank, broker or other nominee.
16. What information from this proxy statement is incorporated by reference into certain Company SEC filings?
The Company has made previous filings under the Securities Act of 1933, as amended, and the 1934 Act that incorporate future filings, including this Proxy Statement, in whole or in part. However, the report of the compensation and management development committee and the report of the audit committee shall not be incorporated by reference into any such filings.
17. Will you make a list of stockholders entitled to vote at the Annual Meeting available?
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting during normal business hours from April 9 through April 18, 2018 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. This list also will be available to stockholders for any such purpose at the meeting.
Annual Meeting Information
18. What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will respond to questions from stockholders.
19. How do I attend the Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the Annual Meeting, you must follow these instructions to gain admission.
All attendees will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 91

Questions and Answers about the Annual Meeting

Attendance at the meeting is limited to stockholders as of the record date, February 20, 2018, or their authorized named representatives.

●
Stockholders of record: If you are a stockholder of record and receive your proxy materials by mail, your admission ticket is your proxy card (or a copy thereof). If you are a stockholder of record and receive your materials electronically, and vote via the Internet, please print a copy of your notice and access form or other evidence of your ownership of Common Stock.

●
Beneficial owners: If you are a beneficial owner, bring the notice or voting instruction form (or a copy thereof) you received from your bank, broker or other nominee to be admitted to the meeting. You also may bring your bank or brokerage account statement reflecting your ownership of Common Stock as of the record date with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 20.

●
Authorized named representatives: If you are a stockholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to Celanese Attn: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. Requests for authorized named representatives to attend the meeting must be received no later than Monday, April 16, 2018.

Please include the following information when submitting your request:
(1) Your name, complete mailing address and e-mail address;
(2) Proof that you own shares of the Company as of February 20, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares); and
(3) A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.
Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. We reserve the right to limit the number of representatives who may attend the meeting.
Ensuring the Annual Meeting is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the main meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to view the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to view the meeting in an overflow room and/or being denied admission to this and future meetings.
If you have questions regarding these admission procedures, please call the Corporate Secretary at (972) 443-4700.
20. How can I vote at the meeting if I am a beneficial owner?
If you are a beneficial owner and want to vote your shares at the Annual Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 19 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 19. However, you will not be able to vote to your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.
Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 92

Questions and Answers about the Annual Meeting

21. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our stockholders to (a) easily access the Company’s proxy materials, (b) vote through the Internet, and (c) learn more about our Company. Go to www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.”
22. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 25 for how to submit a proposal for action at the 2019 Annual Meeting of Stockholders.
Company Documents, Communications and Stockholder Proposals
23. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.celanese.com, click on “Investor Relations” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, board committee charters or Code of Business Conduct or Form 10-K to any stockholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
24. How can I communicate with the directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board and the lead independent director.
25. How do I submit a proposal for action at the 2019 Annual Meeting of Stockholders?
A proposal for action to be presented by any stockholder at the 2019 Annual Meeting of Stockholders will be acted upon only:

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 93

Questions and Answers about the Annual Meeting

●	if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the 1934 Act, the proposal is received at on or before November 9, 2018; or
●
if the proposal is not to be included in the proxy statement, pursuant to our By-Laws, the proposal is submitted in writing to the Office of the Secretary on or before January 20, 2019 (but not earlier than December 21, 2018), and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2019 Annual Meeting of Stockholders to present such proposal.
Proposals should be sent to the Office of the Corporate Secretary by mail to Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. As described below, separate rules apply to submissions of director nominees under our proxy access provisions.
26. How do I submit a recommendation for a director nominee?
The nominating and corporate governance committee will consider recommendations for director nominees made by stockholders. Stockholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of stockholders. No candidates were recommended by stockholders during 2017.
The nominating and corporate governance committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The chairman of the nominating and corporate governance committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the nominating and corporate governance committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the nominating and corporate governance committee or as many members as can do so to meet the potential nominee. The nominating and corporate governance committee will then select a nominee to recommend to the board of directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our stockholders at the next annual meeting of stockholders.
Nominations of up to a specified number of directors may also be made by one or more eligible holders under the “Proxy Access” provisions of our by-laws. See “Board and Committee Governance” on page 17.

The Annual Report on Form 10-K for the year ended December 31, 2017 includes our financial statements for the year ended December 31, 2017. We have furnished the 2017 Annual Report on Form 10-K to all stockholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

On behalf of the Board of Directors of Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

March 9, 2018

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / 94

Exhibit A

Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding Adjusted EBIT, Operating EBITDA, free cash flow, and adjusted earnings per share, which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to stockholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other GAAP financial measure. The method of calculation of the following non-GAAP financial measures may be different from other companies’ methods for calculating measures with the same or similar titles. Investors and analysts should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company’s incentive compensation

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / A-1

Exhibit A

plan. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical.
Note: The income tax expense (benefit) on Certain Items (“Non-GAAP adjustments”) is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management’s assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. related to our methanol joint venture, Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation, for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, and for free cash flow is net cash provided by (used in) operations.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A

Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Year Ended December 31,
	2017		2016
	(In $ millions, except percentages)
Net sales	6,140		5,389

Net earnings (loss) attributable to Celanese Corporation	843		900
(Earnings) loss from discontinued operations	13		2
Interest income	(2)		(2)
Interest expense	122		120
Refinancing expense	—		6
Income tax provision (benefit)	213		122
Certain items attributable to Celanese Corporation(1)	167		130
Adjusted EBIT / Adjusted EBIT Margin	1,356	22.1%	1,278	23.7%
Depreciation and amortization expense(2)	303		288
Operating EBITDA	1,659		1,566

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated January 25, 2018 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on January 25, 2018.

(2)	Excludes accelerated depreciation and amortization expense, which amounts are included in Certain items above.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit A

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2017		2016
		per share		per share	per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	856	6.19	902	6.19	—%
Deduct: Income tax (provision) benefit	(213)		(122)
Earnings (loss) from continuing operations before tax	1,069		1,024
Certain items attributable to Celanese Corporation(1)	167		130
Refinancing and related expenses	—		6
Adjusted earnings (loss) from continuing operations before tax	1,236		1,160
Income tax (provision) benefit on adjusted earnings(2)	(198)		(197)
Adjusted earnings (loss) from continuing operations(3)	1,038	7.51	963	6.61	13.6%

	Diluted shares (in millions)(4)
Weighted average shares outstanding	137.9		144.9
Incremental shares attributable to equity awards	0.4		0.8
Total diluted shares	138.3		145.7

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated January 25, 2018 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on January 25, 2018.

(2)	The adjusted effective tax rate is 16% for the year ended December 31, 2017 and 17% for the year ended December 31, 2016, as detailed in the Adjusted Tax Rate table below.

(3)
The year ended December 31, 2017 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 10.5% vs. expected plan asset returns of 7.3%. The year ended December 31, 2016 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 6.9% vs. expected plan asset returns of 7.3%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / A-4

Exhibit A

Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2017	2016
	(In percentages)
US GAAP effective tax rate	20	12
Discrete quarterly recognition of GAAP items(1)	(11)	1
Tax impact of other charges and adjustments(2)	1	3
Utilization of foreign tax credits	20	—
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	(13)	2
Other(4)	(1)	(1)
Adjusted tax rate	16	17

(1)	Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.

(2)
Reflects the tax impact on pre-tax adjustments presented in Certain Items, which are excluded from pre-tax income for adjusted earnings per share purposes. Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated January 25, 2018 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on January 25, 2018.

(3)	Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.

(4)	Tax impacts related to full-year forecasted tax opportunities and related costs.
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2017	2016
	(In $ millions)
Net cash provided by (used in) investing activities	(549)	(439)
Net cash provided by (used in) financing activities	(351)	(759)

Net cash provided by (used in) operating activities	803	893
Capital expenditures on property, plant and equipment	(267)	(246)
Capital (distributions to) contributions from NCI	(27)	(24)
Free cash flow(1)(2)	509	623

(1)
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. related to our joint venture, Fairway Methanol LLC.

(2)	Excludes required debt service and capital lease payments of $27 million and $56 million for the years ending December 31, 2017 and 2016, respectively.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / A-5

Exhibit B

Exhibit B

Celanese Corporation
2018 Global Incentive Plan

April 23, 2018

1.    Purpose
The purpose of the Celanese Corporation 2018 Global Incentive Plan (the “Plan”) is to advance the interests of Celanese Corporation (the “Company”) by enabling the Company and its subsidiaries to attract, retain and motivate employees and consultants of the Company by providing for or increasing the proprietary interests of such individuals in the Company, and by enabling the Company to attract, retain and motivate its non-employee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan supersedes the Company’s prior 2009 Global Incentive Plan with respect to awards from and after the Effective Date, and provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Committee. On and after the Effective Date, no further grants shall be made under the Prior Plan, which plan shall remain in effect solely as to outstanding awards thereunder.
2.    Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Award” means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Committee may structure to qualify in whole or in part as a Performance Award.
(b) “Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Committee implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee.
(c) “Change in control” or “change of control”, whether or not capitalized, shall have the meaning prescribed in the applicable Award Agreements; provided, however, that for any Award granted after the Effective Date, such definitions shall provide that a change of control shall not be deemed to have occurred unless (i) the applicable triggering transaction has been consummated and (ii) in case of a triggering transaction based on a change in ownership or acquisition of ownership, the threshold level of ownership change or acquisition that would trigger a change of control shall be at least thirty percent (30%).
(d) “Board” means the board of directors of the Company.
(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(f) “Committee” means the Committee delegated the authority to administer the Plan in accordance with Section 17.
(g) “Common Share” means a share of the Company’s Series A common stock, subject to adjustment as provided in Section 12.
(h) “Company” means Celanese Corporation, a Delaware corporation.
(i) “Effective Date” has the meaning set forth in Section 4.
(j) “Fair Market Value” means, as of any given date, the average of the high and low sales price on such date during normal trading hours (or, if there are no reported sales on such date, on the last date prior to such date on which there were sales) of the Common Shares on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed, in any case, as reporting in such source as the Committee shall select. If there is no regular public trading market for such Common

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-1

Exhibit B

Shares, the Fair Market Value of the Common Shares shall be determined by the Committee in good faith and in compliance with Section 409A of the Code.
(k) “Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified by the Committee.
(l) “Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(m) “Non-employee Director” means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.
(n) “Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(o) “Option” means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.
(p) “Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
(q) “Performance Award” means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more performance criteria pursuant to Section 13.
(r) “Performance Criteria” has the meaning set forth in Section13(b).
(s) “Plan” means the Celanese Corporation 2018 Global Incentive Plan as set forth herein and as amended from time to time.
(t) “Prior Plan” means the Celanese Corporation 2009 Global Incentive Plan, as amended.
(u) “Restricted Stock” means Common Shares granted pursuant to Section 8 of the Plan.
(v) “Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Section 8 pursuant to which Common Shares or cash in lieu thereof may be issued in the future.
(w) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Common Shares or a combination thereof, as determined by the Committee, value equal to or otherwise based on the excess of (i) the market price of a specified number of Common Shares at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.
(x) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Committee in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.
(y) “Substitute Awards” means Awards granted or Common Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
3.    Eligibility
Any person who is an officer or employee of the Company or of any Subsidiary (including any director who is also an employee, in his or her capacity as such) and any Non-employee Director shall be eligible for selection by the Committee for the grant of Awards hereunder. In addition, any service provider who has been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for selection by the Committee for the grant of Awards hereunder. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Committee.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-2

Exhibit B

4.    Effective Date and Termination of the Plan
This Plan was adopted by the Board and became effective as of April 23, 2018 (the “Effective Date”), following approval by the Company’s stockholders at the 2018 Annual Meeting. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.
5.    Common Share Subject to the Plan and to Awards
(a) Aggregate Limits. The aggregate number of Common Shares issuable pursuant to all Awards under this Plan shall not exceed (i) 2,500,0001 Common Shares, plus (ii) any Common Shares that were authorized for issuance under the Prior Plan that, as of the Effective Date, remain available for issuance under the Prior Plan (not including any Common Shares that are subject to outstanding awards under the Prior Plan or any Common Shares that were issued pursuant to awards granted under the Prior Plan), plus (iii) any Common Shares subject to outstanding awards under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares). The aggregate number of Common Shares available for grant under this Plan and the number of Common Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 12. The Common Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market; provided, however, that any such shares purchased in the open market shall not, solely as a result of such purchase, increase the number of Common Shares available for grant under this Plan.
(b) Share Counting. For purposes of this Section 5, with respect to Options or SARs, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates regardless of the actual number of Common Shares issued upon exercise or settlement. In addition, Shares purchased in the open market with the proceeds from Option exercises do not increase the share pool. With respect to any Awards that are granted on or after the Effective Date, other than Options or SARs, the number of Shares available for Awards under the Plan shall be reduced by 1.59 Shares for each Share covered by such Award or to which such Award relates.
(c) Lapsed Awards; Counting of Shares Used to Pay Option Price and Withholding Taxes. For purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan at any time shall not be reduced by shares subject to Awards that have been terminated, expired unexercised, forfeited or settled in cash. However, for purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan shall be reduced by (i) Common Shares tendered by or withheld on behalf of a Participant to pay the exercise price of an Award (including pursuant to a net exercise), and (ii) Common Shares otherwise issuable under the Award that are withheld by the Company for the payment of taxes as provided in Section 16. The full number of Common Shares with respect to which an SAR is granted shall count against the aggregate number of Common Shares available for issuance under the Plan.
(d) Award Limits. Subject to calculation and adjustment under Section 12, the maximum number of each type of Award (other than Incentive Bonuses) granted under this Plan during any calendar year to any one Participant shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 1,000,000 shares; and (ii) Awards of Restricted Stock and Restricted Stock Units granted as Performance Awards: 1,000,000 shares. The aggregate number of Common Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 2,500,000, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum cash amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan shall not exceed $20,000,000.
(e) Director Compensation Limits. The maximum number of Common Shares subject to Awards granted during a single fiscal year to any Non-employee Director, taken together with any cash fees paid during the fiscal year
1 Amount of 2018 share request.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-3

Exhibit B

to the Non-employee Director in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Board may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-employee Directors, as the Board may determine in its discretion, provided that the Non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(f) Substitute Awards. Substitute Awards shall not reduce the Common Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Common Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or its Subsidiaries immediately before such acquisition or combination.
6.    Options
(a) Option Awards. Options may be granted to Participants at any time and from time to time prior to the termination of the Plan as determined by the Committee. No Participant shall have any rights as a stockholder with respect to any Common Shares subject to Option hereunder until said Common Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.
(b) Price. The Committee shall establish the exercise price per Common Share under each Option, which in no event will be less than the Fair Market Value of the Common Shares on the date of grant; provided, however, that the exercise price per Common Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the market price of the Common Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Common Shares, cash or a combination thereof, as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Shares issuable under an Option, the delivery of previously owned Common Shares and withholding of Common Shares deliverable upon exercise, or by any other method approved by the Committee.
(c) Provisions Applicable to Options. The date on which Options become exercisable shall be determined at the sole discretion of the Committee and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Committee determines that an approved leave of absence or employment on a less than full-time basis is not a termination of employment or other service, the vesting period and/or exercisability of an Option may be adjusted by the Committee during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis. In no event shall any Award of Options include any dividend equivalents with respect to such Award.
(d) Term of Options and Termination of Employment. The Committee shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence or upon the termination of the Participant’s employment or other service, his or her rights to exercise an Option then held shall be determined by the Committee and set forth in an Award Agreement.
(e) Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Common Shareholder”), the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Common

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-4

Exhibit B

Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) termination of employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of Common Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).
7.    Stock Appreciation Rights
Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. In no event shall any Award of Stock Appreciation Rights include any dividend equivalents with respect to such Award. Stock Appreciation Rights may be settled in Common Shares, cash or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.
8.    Restricted Stock and Restricted Stock Units
(a) Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Committee. Restricted Stock is an award or issuance of Common Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Restricted Stock Units are Awards denominated in units of Common Shares under which the issuance of Common Shares is subject to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Committee, each Restricted Stock Unit will be equal to one Common Share and will entitle a Participant to either the issuance of Common Shares or payment of an amount of cash determined with reference to the value of Common Shares. To the extent determined by the Committee, Restricted Stock and Restricted Stock Units may be satisfied or settled in Common Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.
(b) Contents of Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Common Shares or Restricted Stock Units subject to such Award or a formula for determining such number, (ii) the purchase price of the Common Shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Common Shares or Restricted Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Common Shares or Restricted Stock Units as may be determined from time to time by the Committee, (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Common Shares or Restricted Stock Units, and (vi) restrictions on the transferability of the Common Shares or Restricted Stock Units. Common Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-5

Exhibit B

(c) Vesting and Performance Criteria. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Committee determines or under criteria the Committee establishes, which may include Performance Criteria.
(d) Discretionary Adjustments and Limits. Notwithstanding the satisfaction of any performance goals, the number of Common Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
(e) Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Common Shares underlying Restricted Stock Units unless and until such Common Shares are reflected as issued and outstanding shares on the Company’s stock ledger.
(f) Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Common Shares, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. The Committee, in its discretion, may also grant dividend equivalents rights with respect to Restricted Stock Units as evidenced by the applicable Award Agreement. Notwithstanding any provision herein to the contrary, in no event will a dividend, dividend equivalent or other distribution be made with respect to an Award of Restricted Stock or Restricted Stock Units that becomes vested (i) based on the satisfaction of performance criteria before the date that such performance criteria are satisfied, or (ii) based on continued service with the Company before the applicable vesting date.
9.    Incentive Bonuses
(a) General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one (1) year.
(b) Incentive Bonus Document. The terms of any Incentive Bonus may be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.
(c) Performance Criteria.     The Committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations.
(d) Timing and Form of Payment. The Committee shall determine the timing and form of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Committee. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. In no event shall any Award of an Incentive Bonus to be settled in Shares include any dividend equivalents with respect to such Award.
(e) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
10.    Deferral of Gains
The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-6

Exhibit B

satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant or any other party if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.
11.    Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Common Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resale by the Participant or other subsequent transfers by the Participant of any Common Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (iv) provisions requiring Common Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
12. Adjustment of and Changes in the Stock
The number and kind of Common Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Common Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Common Shares of the Company outstanding. Such adjustment may be designed to comply with Section 424 of the Code or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Common Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Common Shares to reflect a deemed reinvestment in Common Shares of the amount distributed to the Company’s security holders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of Common Shares subject to such Award, vesting (including performance criteria, if applicable) and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.
In the event there shall be any other change in the number or kind of outstanding Common Shares, or any stock or other securities into which such Common Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 12. In case of any such adjustment, the Common Shares subject to the Award shall be rounded down to the nearest whole share. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 12 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.
13.    Performance Awards
(a) General. The Committee may establish performance criteria and the level of achievement versus such criteria that shall determine the number of Common Shares, units, or the amount of cash to be granted, retained,

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-7

Exhibit B

vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Performance Criteria or other standards of financial performance and/or personal performance evaluations, which Awards are referred to as “Performance Awards.” The Committee shall certify the extent to which any Performance Criteria have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Performance Award. Any such Performance Award shall be subject to the applicable individual award limits under Section 5(d). Notwithstanding satisfaction of any performance goals, the number of Common Shares issued under or the amount paid under an award may, to the extent specified in the Award Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. In no event shall any Performance Award to be settled in Shares include any dividend equivalents with respect to such Performance Award.
(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment, core or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) cash flow (before or after dividends) or cash from operations, (ii) earnings, profit or income measures or earnings per share, (iii) stock price (including, but not limited to, growth measures and total stockholder return), (iv) cost control measures, expense targets, productivity and ratios thereof, (v) improvement of financial ratings, (vi) return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, sales or revenue), (vii) market share, (viii) market capitalization, (ix) economic value added, (x) debt levels or reduction or leverage (debt to capital), (xi) revenue or revenue growth, (xii) balance sheet metrics, (xiii) operating margin, profit margin or other margin metrics, (xiv) return on operating revenue or operating ratio, (xv) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships or other transactions, (xvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction, (xvii) operating revenue or efficiency, (xviii) bookings, (xix) backlog, (xx) customer metrics (including service, retention, profitability, satisfaction or customer contract terms), (xxi) working capital targets, (xxii) environmental, health and/or safety goals, (xxiii) strategic initiatives or sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development and portfolio restructuring), and/or (xxiv) such other metrics similar to the foregoing determined by the Board or the Committee for a specific award; and provided that such foregoing business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income or other recognized derivation thereof). The Committee (A) may appropriately adjust any evaluation of performance under a Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, any other unusual or infrequent items, and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the acquisition or disposal of a segment of a business or formation of a joint venture or related to a change in accounting principle all as determined in accordance with standards established by the Financial Accounting Standards Board Accounting Standards Codification 225-20, Income Statement - Unusual or Infrequently Occurring Items or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results and (iv) accruals for reorganization and restructuring programs.
14.    Transferability
Unless the Committee provides otherwise, each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime; provided, however, that a Participant may transfer an Award for no consideration to the Participant’s “family members” as defined in Form S-8 under the Securities Act of 1933. In no event shall Awards be transferable for value or consideration.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-8

Exhibit B

15.    Compliance with Laws and Regulations
This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver Common Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Common Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.
16.     Withholding
To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Common Shares issued under an Incentive Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue Common Shares, make any payment or to recognize the transfer or disposition of Common Shares until such obligations are satisfied. The Committee may provide for or permit the withholding obligations (at up to maximum statutory rates) to be satisfied through the mandatory or elective sale of Common Shares and/or by having the Company withhold a portion of the Common Shares that otherwise would be issued to a Participant upon exercise of the Option or the vesting or settlement of an Award, or by tendering Common Shares previously acquired. The Company shall also be authorized to deduct withholding taxes from a Participant’s other compensation or to make other arrangements to satisfy withholding tax obligations. The Company shall further be authorized to deduct from any payment under an Award or from a Participant’s other compensation any tax or social insurance payment imposed on the Company or Subsidiary in connection with such Award.
17.    Administration of the Plan
(a) Administration by Committee. The Plan shall be administered by the Compensation Committee of the Board (howsoever denominated) or, in the absence of a Compensation Committee, or in the event the Compensation Committee is not properly constituted, by the Board itself. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Committee; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Award Agreement theretofore approved by the Committee; provided, further, that no such officer shall have the authority to grant Awards to Non-employee Directors or “executive officers” of the Company subject to Section 16 of the Securities Exchange Act of 1934. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.
(b) Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-9

Exhibit B

Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares subject to Awards and the exercise or purchase price of such Common Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or other service, the satisfaction of performance criteria, the occurrence of certain events (including events which constitute a change of control), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 12; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.
(c) Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
18.    Amendment of the Plan or Awards
(a) General. The Board may amend, alter or discontinue this Plan and the Committee may amend, or alter any agreement or other document evidencing an Award made under this Plan. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 18(b) shall be contingent upon the approval of the Company’s stockholders. No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.
(b) No Repricing of Options or SARs. Notwithstanding any provision herein to the contrary, without stockholder approval, except in connection with a corporate transaction involving the Company (including, without limitation, a stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction contemplated by Section 12), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARS.
19.    Miscellaneous
(a) No Liability of Company. The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Common Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
(b) Non-Exclusivity of Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan. Further, such arrangements may be either generally applicable or applicable only in specific cases.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-10

Exhibit B

(c) Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law.
(d) No Right to Employment, Reelection or Continued Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates.
(e) Unfunded Plan. The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
(f) Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to: (1) determine which employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (2) modify the terms and conditions of any Awards granted to employees who are employed outside the United States, and (3) establish sub-plans, modified exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable in such foreign jurisdictions.
(g) Discretionary Nature of Benefit. The grant of Awards by the Committee is a one-time benefit and does not create any contractual or other right to receive a grant of an Award or any payment or benefit in lieu of an Award in the future. The Committee’s selection of an eligible employee to receive an Award in any year or at any time shall not require the Committee to consider or select such employee to receive an Award in any other year or at any other time. Further, the selection of an employee to receive one type of Award under the Plan does not require the Committee to select such employee to receive any other type of Award under the Plan. The Committee shall consider such factors it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Future grants, if any, will be made at the sole discretion of the Committee, including, but not limited to, the timing of any grant, the number of shares or units awarded or the value of any such Award, vesting and exercise provisions, exercise or grant price and any and all other terms and conditions governing such Awards.
(h) Voluntary Participation. Participation in the Plan is voluntary and the value of any Award is an extraordinary item of compensation outside the scope of a Participant’s employment contract or agreement, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy or end of service payments or benefits, bonuses, service or long-service awards, pension and / or retirement benefits, or any similar benefits or payments.
(i) Clawbacks. All awards, amounts, or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award will be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any such policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Celanese 2018 / Notice of Annual Meeting and Proxy Statement / B-11

Celanese

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 18, 2018 (April 16, 2018 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 18, 2018 (April 16, 2018 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E37881-P01171

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Jean S. Blackwell	☐	☐	☐
1b. William M. Brown	☐	☐	☐
1c. Bennie W. Fowler	☐	☐	☐
1d. Edward G. Galante	☐	☐	☐
1e. Kathryn M. Hill	☐	☐	☐
1f. David F. Hoffmeister	☐	☐	☐
1g. John K. Wulff	☐	☐	☐

	For	Against	Abstain
2. Advisory vote to approve executive compensation.	☐	☐	☐
3. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2018.	☐	☐	☐
4. Approval of the 2018 Global Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	April 19, 2018
Time:	7:00 a.m., Central Daylight Saving Time
Place:	The St. Regis Houston, 1919 Briar Oaks Lane, Houston, TX 77027
Record Date:	You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 20, 2018.
Date of Mailing:	This Notice and the Proxy Statement are first being mailed or made available to stockholders on or about March 9, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 2017 Annual Report are available at www.proxyvote.com.

E37882-P01171

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Scott A. Richardson and James R. Peacock III, and each of them (collectively, the "Proxyholders"), his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CELANESE CORPORATION to be held on Thursday, April 19, 2018 at 7:00 a.m. (CDT) at The St. Regis Houston, 1919 Briar Oaks Lane, Houston, TX 77027, and at any adjournments thereof, on all matters coming before said meeting. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 16, 2018, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)